EXHIBIT 99.1
INVESTOR FINANCIAL SUPPLEMENT
DECEMBER 31, 2006

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of January 23, 2007
Address:		A.M. Best	Fitch	Standard & Poor’s	Moody’s
690 Asylum Avenue	Insurance Financial Strength Ratings:
Hartford, CT 06105	Hartford Fire Insurance Company	A+	AA	AA-	Aa3
	Hartford Life Insurance Company	A+	AA	AA-	Aa3
Internet address:	Hartford Life & Accident Insurance Company	A+	AA	AA-	Aa3
http://www.thehartford.com	Hartford Life & Annuity Insurance Company	A+	AA	AA-	Aa3
	Hartford Life Insurance KK (Japan)	—	—	AA-	—
	Hartford Life Limited (Ireland)	—	—	AA-	—
Contacts:	Other Ratings:
Kimberly Johnson	The Hartford Financial Services Group, Inc.:
Vice President	Senior debt	a-	A	A	A2
Investor Relations	Commercial paper	AMB-2	F1	A-1	P-1
Phone (860) 547-6781

Hartford Life, Inc.:
John Reilly	Senior debt	a-	A	A	A2
Assistant Vice President
Investor Relations	Hartford Life Insurance Company:
Phone (860) 547-8731	Short Term Rating	—	—	A-1+	P-1

Margaret Mann
Program Assistant
Investor Relations	TRANSFER AGENT
Phone (860) 547-3800	The Bank of New York
Shareholder Relations Department - 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended December 31, 2006 and 2005	C-3
	Year Ended December 31, 2006 and 2005	C-4
Consolidating Balance Sheets
	As of December 31, 2006 and December 31, 2005	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income (Loss)	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended December 31, 2006 and 2005	C-9
	Year Ended December 31, 2006 and 2005	C-10
	Computation of Return-on-Equity Measures	C-11
	Weighted Average Share Analysis	C-12

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of September 30, 2006	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other Retail — Account Value Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Sales/Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Sales/Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25

LIFE (CONT.)	Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
International
	Highlights	L-28
Japan
	Income Statements	L-29
	Supplemental Data — Account Value Rollforward in Dollars	L-30
	Supplemental Data — Account Value Rollforward in Yen	L-31

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended December 31, 2006	PC-4
	Year Ended December 31, 2006	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Statistical Premium Information (Year over Year)	PC-13
	Other Operations Operating Results	PC-14
	Other Operations Claims and Claim Adjustment Expenses	PC-15
	Summary of Gross Environmental Reserves	PC-16
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-17
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Three Months Ended December 31, 2006	PC-18
	Year Ended December 31, 2006	PC-19
	Reinsurance Recoverable Analysis	PC-20
	Consolidated Income Statements	PC-21
	Consolidated Balance Sheets	PC-22
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-23

INVESTMENTS	General Account — Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of December 31, 2006	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of Life’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.
•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.
•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, net flows, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.
•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).
•	Certain reclassifications have been made to the prior periods to conform to the December 31, 2006 presentation.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments is evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-14, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month		3 Month		DECEMBER 31,
HIGHLIGHTS	2005	2006	2006	2006	2006	Change		Change		2005	2006	Change
Net income	$467	$728	$476	$758	$783	68%		3%		$2,274	$2,745	21%
Core earnings	$498	$797	$573	$727	$768	54%		6%		$2,242	$2,865	28%
Total revenues	$7,710	$6,543	$4,971	$7,407	$7,579	(2%)		2%		$27,083	$26,500	(2%)
Total assets	$285,557	$295,375	$294,938	$304,794	$326,710	14%		7%
Total assets under management [1]	$322,972	$336,484	$337,182	$350,896	$377,599	17%		8%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$1.55	$2.41	$1.57	$2.45	$2.45	58%		—		$7.63	$8.89	17%
Core earnings	$1.66	$2.64	$1.89	$2.35	$2.40	45%		2%		$7.52	$9.28	23%
Diluted earnings per share
Net income	$1.51	$2.34	$1.52	$2.39	$2.42	60%		1%		$7.44	$8.69	17%
Core earnings	$1.61	$2.56	$1.83	$2.30	$2.37	47%		3%		$7.34	$9.07	24%
Weighted average common shares outstanding (basic)	300.7	302.2	303.3	310.0	319.7	19.0	sh	9.7	sh	298.0	308.8	10.8	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	310.0	310.9	312.3	316.7	323.9	13.9	sh	7.2	sh	305.6	315.9	10.3	sh
Common shares outstanding	302.2	303.0	304.1	316.6	323.3	21.1	sh	6.7	sh	302.2	323.3	21.1	sh
Book value per share	$50.71	$50.86	$50.59	$56.01	$58.39	15%		4%
Per share impact of AOCI	$0.30	$(1.51)	$(3.03)	$0.20	$0.56	87%		180%
Book value per share (excluding AOCI)	$50.41	$52.37	$53.62	$55.81	$57.83	15%		4%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	15.4%	15.8%	14.3%	14.7%	16.1%	0.7		1.4
ROE (core earnings last 12 months to equity excluding AOCI) [2]	16.0%	16.7%	15.9%	16.0%	16.9%	0.9		0.9
Debt to capitalization including AOCI	23.7%	23.6%	23.7%	18.7%	17.9%	(5.8)		(0.8)
Investment yield, after-tax	3.9%	3.9%	3.9%	3.9%	4.0%	0.1		0.1		3.9%	3.9%	—
Ongoing Property & Casualty GAAP combined ratio	99.2	88.8	89.3	90.4	88.9	10.3		1.5		93.2	89.3	3.9

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
LIFE
Retail Products Group
Individual Annuity	$183	$160	$155	$170	$86	(53%)	(49%)	$618	$571	(8%)
Other Retail [1]	(8)	16	11	14	16	NM	14%	4	57	NM

Total Retail Products Group	175	176	166	184	102	(42%)	(45%)	622	628	1%
Retirement Plans	21	21	22	21	45	114%	114%	75	109	45%
Institutional Solutions Group	22	22	29	24	24	9%	—	88	99	13%
Individual Life	43	45	48	46	31	(28%)	(33%)	166	170	2%
Group Benefits	81	68	74	74	87	7%	18%	272	303	11%
International	33	46	52	47	101	NM	115%	96	246	156%
Other [2] [3] [4]	(56)	40	(5)	11	4	NM	(64%)	(119)	50	NM

Total Life core earnings [5]	$319	$418	$386	$407	$394	24%	(3%)	$1,200	$1,605	34%

PROPERTY & CASUALTY
Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$12	$134	$197	$123	$164	NM	33%	$396	$618	56%
Personal Lines	74	106	126	89	108	46%	21%	460	429	(7%)
Specialty Commercial	(67)	47	(43)	41	19	NM	(54%)	(165)	64	NM

Total Ongoing Operations underwriting results	19	287	280	253	291	NM	15%	691	1,111	61%
Net servicing income	9	18	12	15	8	(11%)	(47%)	49	53	8%
Net investment income	285	291	296	299	339	19%	13%	1,082	1,225	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	1	1	2	NM	100%	—	4	NM
Other expenses	(56)	(53)	(75)	(40)	(54)	4%	(35%)	(202)	(222)	(10%)
Income tax expense	(63)	(157)	(153)	(160)	(174)	(176%)	(9%)	(467)	(644)	(38%)

Ongoing Operations core earnings	$194	$386	$361	$368	$412	112%	12%	$1,153	$1,527	32%

Other Operations core earnings [6]	$26	$35	$(126)	$3	$36	38%	NM	$54	$(52)	NM

Total Property & Casualty core earnings	$220	$421	$235	$371	$448	104%	21%	$1,207	$1,475	22%

CORPORATE
Total Corporate core earnings [5]	$(41)	$(42)	$(48)	$(51)	$(74)	(80%)	(45%)	$(165)	$(215)	(30%)

CONSOLIDATED
Core earnings	$498	$797	$573	$727	$768	54%	6%	$2,242	$2,865	28%
Add: Net realized capital gains (losses), after-tax [5], [7]	(31)	(69)	(97)	31	15	NM	(52%)	32	(120)	NM

Net income	$467	$728	$476	$758	$783	68%	3%	$2,274	$2,745	21%

PER SHARE DATA [8]
Diluted earnings per share
Core earnings	$1.61	$2.56	$1.83	$2.30	$2.37	47%	3%	$7.34	$9.07	24%
Net income	$1.51	$2.34	$1.52	$2.39	$2.42	60%	1%	$7.44	$8.69	17%

[1]	Included in the year ended December 31, 2005 is an expense of $46, after-tax, for the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds of which $22, after tax, was included as an expense in the three months ended December 31, 2005, representing the final settlement of this matter.

[2]	Includes charges of (i) $102, after-tax, for the year ended December 31, 2005, of which $36, after-tax, was included in the three months ended December 31, 2005, and (ii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	Included in Life core earnings, Corporate core earnings and net realized gain (losses), after tax is $(17), $(13), and $(46) related to the effect of the unlock of deferred acquisition costs. See L-5 for further details.

[6]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[7]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

[8]	See page C-8 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
LIFE
Retail Products Group
Individual Annuity	$183	$160	$155	$170	$86	(53%)	(49%)	$618	$571	(8%)
Other Retail [1]	(8)	16	11	14	16	NM	14%	4	57	NM

Total Retail Products Group	175	176	166	184	102	(42%)	(45%)	622	628	1%
Retirement Plans	21	21	22	21	45	114%	114%	75	109	45%
Institutional Solutions Group	22	22	29	24	24	9%	—	88	99	13%
Individual Life	43	45	48	46	31	(28%)	(33%)	166	170	2%
Group Benefits	81	68	74	74	87	7%	18%	272	303	11%
International	33	46	52	47	101	NM	115%	96	246	156%
Other [2] [3] [4]	(56)	40	(5)	11	4	NM	(64%)	(119)	50	NM

Total Life core earnings [5]	$319	$418	$386	$407	$394	24%	(3%)	$1,200	$1,605	34%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophe Impacts and Prior Year Development:
Business Insurance	101	159	185	128	156	54%	22%	523	628	20%
Personal Lines	99	143	135	104	129	30%	24%	494	511	3%
Specialty Commercial	12	20	24	43	20	67%	(53%)	134	107	(20%)

Total Ongoing Operations underwriting results before catastrophe impacts and prior year development	212	322	344	275	305	44%	11%	1,151	1,246	8%
Catastrophe impacts, excluding prior year development [6]	(132)	(41)	(73)	(50)	(35)	73%	30%	(424)	(199)	53%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	—	18	17	39	(4)	NM	NM	(14)	70	NM
Other loss and loss adjustment expenses	(61)	(12)	(8)	(11)	25	NM	NM	(22)	(6)	73%

Total Ongoing Operations underwriting results	19	287	280	253	291	NM	15%	691	1,111	61%
Net servicing income	9	18	12	15	8	(11%)	(47%)	49	53	8%
Net investment income	285	291	296	299	339	19%	13%	1,082	1,225	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	1	1	2	NM	100%	—	4	NM
Other expenses	(56)	(53)	(75)	(40)	(54)	4%	(35%)	(202)	(222)	(10%)
Income tax expense	(63)	(157)	(153)	(160)	(174)	(176%)	(9%)	(467)	(644)	(38%)

Ongoing Operations core earnings	$194	$386	$361	$368	$412	112%	12%	$1,153	$1,527	32%

Other Operations core earnings [7]	$26	$35	$(126)	$3	$36	38%	NM	$54	$(52)	NM

Total Property & Casualty core earnings	$220	$421	$235	$371	$448	104%	21%	$1,207	$1,475	22%

CORPORATE
Total Corporate core earnings [5]	$(41)	$(42)	$(48)	$(51)	$(74)	(80%)	(45%)	$(165)	$(215)	(30%)

CONSOLIDATED
Core earnings	$498	$797	$573	$727	$768	54%	6%	$2,242	$2,865	28%
Add: Net realized capital gains (losses), after-tax [5], [8]	(31)	(69)	(97)	31	15	NM	(52%)	32	(120)	NM

Net income	$467	$728	$476	$758	$783	68%	3%	$2,274	$2,745	21%

[1]	Included in the year ended December 31, 2005 is an expense of $46, after-tax, for the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds of which $22, after tax, was included as an expense in the three months ended December 31, 2005, representing the final settlement of this matter.

[2]	Includes charges of (i) $102, after-tax, for the year ended December 31, 2005, of which $36, after-tax, was included in the three months ended December 31, 2005, and (ii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	Included in Life core earnings, Corporate core earnings and net realized gain (losses), after tax is $(17), $(13), and $(46) related to the effect of the unlock of deferred acquisition costs. See L-5 for further details.

[6]	Catastrophe impacts included catastrophe treaty reinstatement premium and catastrophe losses. Catastrophe impacts for the year ended December 31, 2005 included reinstatement premium of $73 and losses of $272 from Hurricanes Katrina, Rita and Wilma. Catastrophe impacts for the three months ended December 31, 2005 included reinstatement premium of $13 and losses of $132 from Hurricane Wilma.

[7]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[8]	Includes those net realized capital gains (losses) not included in core earnings. See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Earned premiums	$1,107	$1,112	—	$2,628	$2,554	3%	$—	$—	—	$3,735	$3,666	2%
Fee income	1,303	1,064	22%	—	—	—	4	4	—	1,307	1,068	22%
Net investment income
Securities available-for-sale and other	825	765	8%	405	351	15%	12	5	140%	1,242	1,121	11%
Equity securities held for trading [1]	1,155	1,823	(37%)	—	—	—	—	—	—	1,155	1,823	(37%)

Total net investment income	1,980	2,588	(23%)	405	351	15%	12	5	140%	2,397	2,944	(19%)
Other revenues	—	—	—	118	121	(2%)	—	(1)	100%	118	120	(2%)
Net realized capital gains (losses)	5	(82)	NM	17	(6)	NM	—	—	—	22	(88)	NM

Total revenues	4,395	4,682	(6%)	3,168	3,020	5%	16	8	100%	7,579	7,710	(2%)

Benefits, losses and loss adjustment expenses [1]	2,656	3,388	(22%)	1,645	1,818	(10%)	—	—	—	4,301	5,206	(17%)
Amortization of deferred policy acquisition costs and present value of future profits	539	285	89%	534	507	5%	—	—	—	1,073	792	35%
Insurance operating costs and expenses	719	681	6%	175	245	(29%)	—	—	—	894	926	(3%)
Interest expense	—	—	—	—	—	—	70	63	11%	70	63	11%
Other expenses	14	4	NM	165	163	1%	60	8	NM	239	175	37%

Total benefits and expenses	3,928	4,358	(10%)	2,519	2,733	(8%)	130	71	83%	6,577	7,162	(8%)

Income (loss) before income taxes	467	324	44%	649	287	126%	(114)	(63)	(81%)	1,002	548	83%

Income tax expense (benefit)	108	33	NM	151	70	116%	(40)	(22)	(82%)	219	81	170%

Net income (loss)	359	291	23%	498	217	129%	(74)	(41)	(80%)	783	467	68%

Less: Net realized capital gains (losses), after-tax	(35)	(28)	(25%)	50	(3)	NM	—	—	—	15	(31)	NM

Core earnings	$394	$319	24%	$448	$220	104%	$(74)	$(41)	(80%)	$768	$498	54%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Earned premiums	$4,590	$4,203	9%	$10,433	$10,156	3%	$—	$—	—	$15,023	$14,359	5%
Fee income	4,726	4,000	18%	—	—	—	13	12	8%	4,739	4,012	18%
Net investment income
Securities available-for-sale and other	3,184	2,998	6%	1,486	1,365	9%	21	21	—	4,691	4,384	7%
Equity securities held for trading [1]	1,824	3,847	(53%)	—	—	—	—	—	—	1,824	3,847	(53%)

Total net investment income	5,008	6,845	(27%)	1,486	1,365	9%	21	21	—	6,515	8,231	(21%)
Other revenues	—	—	—	473	463	2%	1	1	—	474	464	2%
Net realized capital gains (losses)	(260)	(25)	NM	9	44	(80%)	—	(2)	100%	(251)	17	NM

Total revenues	14,064	15,023	(6%)	12,401	12,028	3%	35	32	9%	26,500	27,083	(2%)

Benefits, losses and loss adjustment expenses [1]	8,040	9,809	(18%)	7,002	6,963	1%	—	4	(100%)	15,042	16,776	(10%)
Amortization of deferred policy acquisition costs and present value of future profits	1,452	1,172	24%	2,106	1,997	5%	—	—	—	3,558	3,169	12%
Insurance operating costs and expenses	2,672	2,496	7%	580	731	(21%)	—	—	—	3,252	3,227	1%
Interest expense	—	—	—	—	—	—	277	252	10%	277	252	10%
Other expenses	36	26	38%	643	617	4%	90	31	190%	769	674	14%

Total benefits and expenses	12,200	13,503	(10%)	10,331	10,308	—	367	287	28%	22,898	24,098	(5%)

Income (loss) before income taxes	1,864	1,520	23%	2,070	1,720	20%	(332)	(255)	(30%)	3,602	2,985	21%

Income tax expense (benefit)	423	316	34%	551	484	14%	(117)	(89)	(31%)	857	711	21%

Net income (loss)	1,441	1,204	20%	1,519	1,236	23%	(215)	(166)	(30%)	2,745	2,274	21%

Less: Net realized capital gains (losses), after-tax	(164)	4	NM	44	29	52%	—	(1)	100%	(120)	32	NM

Core earnings	$1,605	$1,200	34%	$1,475	$1,207	22%	$(215)	$(165)	(30%)	$2,865	$2,242	28%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Investments
Fixed maturities, available-for-sale, at fair value	$53,173	$50,812	5%	$27,178	$25,330	7%	$404	$298	36%	$80,755	$76,440	6%
Equity securities, trading, at fair value	29,393	24,034	22%	—	—	—	—	—	—	29,393	24,034	22%
Equity securities, available-for-sale, at fair value	811	800	1%	873	661	32%	55	—	NM	1,739	1,461	19%
Policy loans, at outstanding balance	2,051	2,016	2%	—	—	—	—	—	—	2,051	2,016	2%
Mortgage loans on real estate	2,909	1,513	92%	409	218	88%	—	—	—	3,318	1,731	92%
Other investments	1,077	609	77%	840	644	30%	—	—	—	1,917	1,253	53%

Total investments	89,414	79,784	12%	29,300	26,853	9%	459	298	54%	119,173	106,935	11%

Cash	1,199	1,001	20%	225	272	(17%)	—	—	—	1,424	1,273	12%
Premiums receivable and agents’ balances	424	426	—	3,251	3,308	(2%)	—	—	—	3,675	3,734	(2%)
Reinsurance recoverables	1,106	800	38%	4,465	5,560	(20%)	—	—	—	5,571	6,360	(12%)
Deferred policy acquisition costs and present value of future profits	9,070	8,567	6%	1,197	1,134	6%	1	1	—	10,268	9,702	6%
Deferred income taxes	(717)	(559)	(28%)	608	904	(33%)	393	330	19%	284	675	(58%)
Goodwill	796	796	—	149	152	(2%)	772	772	—	1,717	1,720	—
Property and equipment, net	248	198	25%	543	485	12%	—	—	—	791	683	16%
Other assets	1,724	1,932	(11%)	1,281	1,614	(21%)	318	54	NM	3,323	3,600	(8%)
Separate account assets	180,484	150,875	20%	—	—	—	—	—	—	180,484	150,875	20%

Total assets	$283,748	$243,820	16%	$41,019	$40,282	2%	$1,943	$1,455	34%	$326,710	$285,557	14%

Future policy benefits, unpaid losses and loss adjustment expenses	$14,016	$12,987	8%	$21,991	$22,266	(1%)	$—	$—	—	$36,007	$35,253	2%
Other policyholder funds and benefits payable	71,311	64,452	11%	—	—	—	—	—	—	71,311	64,452	11%
Unearned premiums	103	69	49%	5,522	5,502	—	(5)	(5)	—	5,620	5,566	1%
Debt [1]	—	—	—	—	—	—	4,103	4,767	(14%)	4,103	4,767	(14%)
Consumer notes	258	—	NM	—	—	—	—	—	—	258	—	NM
Other liabilities	6,012	5,165	16%	3,321	3,865	(14%)	718	289	148%	10,051	9,319	8%
Separate account liabilities	180,484	150,875	20%	—	—	—	—	—	—	180,484	150,875	20%

Total liabilities	272,184	233,548	17%	30,834	31,633	(3%)	4,816	5,051	(5%)	307,834	270,232	14%

Equity excluding AOCI, net of tax	11,177	9,879	13%	9,851	8,398	17%	(2,330)	(3,042)	23%	18,698	15,235	23%
AOCI, net of tax	387	393	(2%)	334	251	33%	(543)	(554)	2%	178	90	98%

Total stockholders’ equity	11,564	10,272	13%	10,185	8,649	18%	(2,873)	(3,596)	20%	18,876	15,325	23%

Total liabilities and stockholders’ equity	$283,748	$243,820	16%	$41,019	$40,282	2%	$1,943	$1,455	34%	$326,710	$285,557	14%

[1]	Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2005	2006	2006	2006	2006	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$719	$721	$1,384	$995	$599	(17%)	(40%)
Senior notes	2,337	2,337	2,137	2,263	3,504	50%	55%

Subtotal	3,056	3,058	3,521	3,258	4,103	34%	26%

Equity unit notes	1,020	1,020	755	330	—	(100%)	(100%)
Junior subordinated debentures	691	688	488	488	—	(100%)	(100%)

Total debt [1]	$4,767	$4,766	$4,764	$4,076	$4,103	(14%)	1%

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$15,235	$15,867	$16,307	$17,669	$18,698	23%	6%
AOCI, net of tax	90	(457)	(924)	64	178	98%	178%

Total stockholders’ equity	$15,325	$15,410	$15,383	$17,733	$18,876	23%	6%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$20,092	$20,176	$20,147	$21,809	$22,979	14%	5%
Total capitalization excluding AOCI, net of tax	$20,002	$20,633	$21,071	$21,745	$22,801	14%	5%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	23.7%	23.6%	23.7%	18.7%	17.9%	(5.8)	(0.8)

Ratios Excluding AOCI
Total debt to capitalization	23.8%	23.1%	22.6%	18.7%	18.0%	(5.8)	(0.7)
Debt (including the adjusted unfunded pension liability, six times rental expense on operating leases and 75% equity credit on equity units) to capitalization [2] [3]	26.1%	24.4%	25.1%	22.7%	22.1%	(4.0)	(0.6)

[1]	The Hartford began issuing consumer notes in September 2006, which have been excluded from total debt for capital structure analysis. Consumer notes were $41 and $258 as of September 30, 2006 and December 31, 2006, respectively.

[2]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit to the forward purchase contracts of $1,020 underlying equity units as of December 31, 2005, March 31, 2006 and June 30, 2006. The 75% equity credit was applied to forward purchase contracts of $330 as of September 30, 2006.

[3]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.6 billion, $1.4 billion, $1.4 billion, $1.4 billion and $1.2 billion for the three months ended December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of December 31, 2006

Fixed maturities unrealized gain	$613	$313	$—	$926
Equities unrealized gain	20	105	7	132
Net deferred loss on cash-flow hedging instruments	(208)	(26)	—	(234)

Total unrealized gain	425	392	7	824
Foreign currency translation adjustments	(38)	(82)	—	(120)
Pension and other postretirement adjustment	—	24	(550)	(526)

Total accumulated other comprehensive income (loss)	$387	$334	$(543)	$178

As of December 31, 2005
Fixed maturities unrealized gain	$555	$323	$—	$878
Equities unrealized gain	18	73	—	91
Net deferred loss on cash-flow hedging instruments	(101)	(9)	—	(110)

Total unrealized gain	472	387	—	859
Foreign currency translation adjustments	(79)	(70)	—	(149)
Minimum pension liability adjustment	—	(66)	(554)	(620)

Total accumulated other comprehensive income (loss)	$393	$251	$(554)	$90

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	December 31,
	2005	2006	2006	2006	2006	2005	2006
Numerator:
Net income	$467	$728	$476	$758	$783	$2,274	$2,745
Less: Net realized capital gains (losses), after-tax	(31)	(69)	(97)	31	15	32	(120)

Core earnings	498	797	573	727	768	2,242	2,865

Denominator:
Weighted average common shares outstanding (basic)	300.7	302.2	303.3	310.0	319.7	298.0	308.8
Dilutive effect of equity units	5.5	5.7	6.0	3.8	1.0	4.3	4.1
Dilutive effect of stock compensation	3.8	3.0	3.0	2.9	3.2	3.3	3.0

Weighted average common shares outstanding and dilutive potential common shares (diluted)	310.0	310.9	312.3	316.7	323.9	305.6	315.9

Basic earnings per share
Net income	$1.55	$2.41	$1.57	$2.45	$2.45	$7.63	$8.89
Less: Net realized capital gains (losses), after-tax	(0.11)	(0.23)	(0.32)	0.10	0.05	0.11	(0.39)

Core earnings	1.66	2.64	1.89	2.35	2.40	7.52	9.28

Diluted earnings per share
Net income	$1.51	$2.34	$1.52	$2.39	2.42	$7.44	$8.69
Less: Net realized capital gains (losses), after-tax	(0.10)	(0.22)	(0.31)	0.09	0.05	0.10	(0.38)

Core earnings	1.61	2.56	1.83	2.30	2.37	7.34	9.07

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005
THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC
Net gains (losses) on sales	$15	$(14)	NM	$38	$(4)	NM	$—	$—	—	$53	$(18)	NM
Impairments
Credit Related	(7)	(15)	53%	—	(1)	100%	—	—	—	(7)	(16)	56%
Other [1]	—	—	—	(4)	—	NM	—	—	—	(4)	—	NM

Total impairments	(7)	(15)	53%	(4)	(1)	NM	—	—	—	(11)	(16)	31%
Japanese fixed annuity, net [2]	3	—	NM	—	—	—	—	—	—	3	—	NM
GMWB derivatives, net [3]	—	(53)	100%	—	—	—	—	—	—	—	(53)	100%
Other [4], [5]	8	11	(27%)	(19)	(1)	NM	—	—	—	(11)	10	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	19	(71)	NM	15	(6)	NM	—	—	—	34	(77)	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	(54)	43	NM	35	3	NM	—	—	—	(19)	46	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(35)	$(28)	(25%)	$50	$(3)	NM	$—	$—	—	$15	$(31)	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax
Total net realized capital gains (losses) excluded from core earnings	$19	$(71)	NM	$15	$(6)	NM	$—	$—	—	$34	$(77)	NM
Total net realized capital gains (losses) included in core earnings	(14)	(11)	(27%)	2	—	NM	—	—	—	(12)	(11)	(9%)

Total net realized capital gains (losses)	$5	$(82)	NM	$17	$(6)	NM	$—	$—	—	$22	$(88)	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $1 would have been recognized as an offset to this amount in the three months ended December 31, 2006.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

[5]	The three months ended December 31, 2006 included a pre-tax realized loss of $24 and an after-tax realized gain of $25 in Property & Casualty from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31, 2006 AND 2005
YEAR ENDED DECEMBER 31, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Net Realized Capital Gains (Losses) Excluded from Core Earnings, Before Tax and DAC
Net gains (losses) on sales	$(42)	$92	NM	$41	$53	(23%)	$—	$—	—	$(1)	$145	NM
Impairments
Credit Related	(10)	(32)	69%	—	(9)	100%	—	—	—	(10)	(41)	76%
Other [1]	(66)	(5)	NM	(45)	(1)	NM	—	—	—	(111)	(6)	NM

Total impairments	(76)	(37)	(105%)	(45)	(10)	NM	—	—	—	(121)	(47)	(157%)
Japanese fixed annuity, net [2]	(17)	(36)	53%	—	—	—	—	—	—	(17)	(36)	53%
GMWB derivatives, net [3]	(26)	(46)	43%	—	—	—	—	—	—	(26)	(46)	43%
Other [4], [5]	(51)	34	NM	9	1	NM	—	(2)	100%	(42)	33	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(212)	7	NM	5	44	(89%)	—	(2)	100%	(207)	49	NM
Impacts of tax and deferred policy acquisition costs (“DAC”)	48	(3)	NM	39	(15)	NM	—	1	(100%)	87	(17)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(164)	$4	NM	$44	$29	52%	$—	$(1)	100%	$(120)	$32	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before Tax
Total net realized capital gains (losses) excluded from core earnings	$(212)	$7	NM	$5	$44	(89%)	$—	$(2)	100%	$(207)	$49	NM
Total net realized capital gains (losses) included in core earnings	(48)	(32)	(50%)	4	—	NM	—	—	—	(44)	(32)	(38%)

Total net realized capital gains (losses)	$(260)	$(25)	NM	$9	$44	(80%)	$—	$(2)	100%	$(251)	$17	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities’ contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $24 would have been recognized as an offset to this amount in the twelve months ended December 31, 2006.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

[5]	The year ended December 31, 2006 included a pre-tax realized loss of $24 and an after-tax realized gain of $25 in Property & Casualty from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Dec. 31,	Mar. 31,	June. 30,	Sept. 30,	Dec. 31,
	2005	2006	2006	2006	2006
Numerator [1]:
Net income — last 12 months	$2,274	$2,336	$2,210	$2,429	$2,745
Core earnings — last 12 months	$2,242	$2,457	$2,424	$2,595	$2,865

Denominator [2]:
Average equity, including AOCI	14,781.5	14,810.5	15,486.5	16,521.5	17,100.5
Less: Average AOCI	757.5	116.5	247.5	328.5	134.0

Average equity, excluding AOCI	14,024.0	14,694.0	15,239.0	16,193.0	16,966.5

ROE (net income last 12 months to equity including AOCI)	15.4%	15.8%	14.3%	14.7%	16.1%
ROE (core earnings last 12 months to equity excluding AOCI)	16.0%	16.7%	15.9%	16.0%	16.9%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	Three Months Ended			Year Ended			Year Ended
	December 31, 2006			December 31, 2006			December 31, 2007
	Stock		Diluted weighted	Stock		Diluted weighted	Stock		Diluted weighted
Average share	compensation	Equity units	average common	compensation	Equity units	average common	compensation	Equity units	average common
price	dilution	dilution	shares [2,3]	dilution	dilution	shares [2,3]	dilution	dilution	shares [4,5]
$70.00	2.3	0.7	322.7	2.3	3.5	314.6	2.3	—	325.6
$75.00	2.7	0.8	323.2	2.7	3.7	315.2	2.7	—	326.0
$80.00	3.0	0.9	323.6	3.0	3.9	315.7	3.0	—	326.3
$85.00	3.2	1.0	323.9	3.2	4.0	316.0	3.2	—	326.5
$88.53 [1]	3.2	1.0	323.9	3.2	4.0	315.9	3.2	—	326.5
$90.00	3.4	1.0	324.1	3.4	4.2	316.4	3.4	—	326.7
$95.00	3.6	1.1	324.4	3.6	4.3	316.7	3.6	—	326.9
$100.00	3.8	1.2	324.7	3.8	4.4	317.0	3.8	—	327.1
$105.00	4.0	1.2	324.9	4.0	4.5	317.3	4.0	—	327.3
$110.00	4.1	1.3	325.1	4.1	4.6	317.5	4.1	—	327.4

[1]	Represents the three months ended December 31, 2006 average share price.

[2]	Based on weighted average common shares outstanding (basic) of 319.7 million for the three months ended December 31, 2006 and 308.8 million for the year ended December 31, 2006.

[3]	Reflects the settlement on August 16, 2006 of the 7% equity unit purchase contracts issued in 2003 resulting in the issuance of approximately 12.1 million common shares and the settlement on November 16, 2006 of the 6% equity unit purchase contracts issued in 2002 resulting in the issuance of approximately 5.7 million common shares. All other items held constant.

[4]	Based on the common shares outstanding as of December 31, 2006 of 323.3 million.

[5]	Assumes no share repurchase.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
REVENUES
Retail Products Group
Individual Annuity [7]	$683	$697	$703	$691	$714	5%	3%	$2,718	$2,805	3%
Other Retail	133	153	164	158	177	33%	12%	497	652	31%

Total Retail Products Group	816	850	867	849	891	9%	5%	3,215	3,457	8%

Retirement Plans	122	137	131	131	139	14%	6%	470	538	14%

Institutional Solutions Group	423	518	367	429	415	(2%)	(3%)	1,420	1,729	22%

Individual Life [7]	280	271	275	271	342	22%	26%	1,079	1,159	7%

Group Benefits	1,066	1,132	1,129	1,137	1,161	9%	2%	4,209	4,559	8%

International	168	180	184	194	201	20%	4%	524	759	45%

Other	(16)	(57)	(75)	80	91	NM	14%	259	39	(85%)

Total revenues before net investment income on equity securities held for trading	2,859	3,031	2,878	3,091	3,240	13%	5%	11,176	12,240	10%

Net investment income on equity securities held for trading [1]	1,823	454	(970)	1,185	1,155	(37%)	(3%)	3,847	1,824	(53%)

Total revenues	$4,682	$3,485	$1,908	$4,276	$4,395	(6%)	3%	$15,023	$14,064	(6%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [8]	$183	$160	$155	$170	$86	(53%)	(49%)	$618	$571	(8%)
Other Retail [2]	(8)	16	11	14	16	NM	14%	4	57	NM

Total Retail Products Group	175	176	166	184	102	(42%)	(45%)	622	628	1%

Retirement Plans [8]	21	21	22	21	45	114%	114%	75	109	45%

Institutional Solutions Group	22	22	29	24	24	9%	—	88	99	13%

Individual Life [8]	43	45	48	46	31	(28%)	(33%)	166	170	2%

Group Benefits	81	68	74	74	87	7%	18%	272	303	11%

International [8]	33	46	52	47	101	NM	115%	96	246	156%

Other [3], [4], [5]	(56)	40	(5)	11	4	NM	(64%)	(119)	50	NM

Core earnings	319	418	386	407	394	24%	(3%)	1,200	1,605	34%

Net realized gains (losses), net of tax, included in net income of Other [8]	(28)	(72)	(78)	21	(35)	(25%)	NM	4	(164)	NM

Net income	$291	$346	$308	$428	$359	23%	(16%)	$1,204	$1,441	20%

ROE (core earnings last 12 months to equity excluding AOCI)	15.3%	16.9%	17.9%	17.7%	18.0%	2.7	0.3
Assets under management	$276,525	$290,409	$290,804	$302,312	$327,480	18%	8%
DAC capitalization	$507	$506	$473	$441	$463		5%
DAC amortization	$285	$299	$306	$308	$539		75%
DAC and PVFP assets	$8,567	$9,048	$9,362	$9,125	$9,070		(1%)
United States Statutory surplus ($ in billions) [6]	$4.3	$4.4	$4.3	$4.6	$4.8

[1]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[2]	Included in the twelve months ended December 31, 2005 is an expense of $46, after-tax, for the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds of which $22, after-tax, was included as an expense in the three months ended December 31, 2005 representing the final settlement of this matter.

[3]	Includes charges of (i) $102, after-tax, for the twelve months ended December 31, 2005 of which $36, after-tax, was included in the three months ended December 31, 2005, and (ii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[4]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[5]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[6]	Estimated United States statutory surplus at December 31, 2006 .

[7]	Includes benefits of $7 and $31, after tax, recorded in the three months ended December 31, 2006 for the unlock of unearned revenue reserves and reinsurance premiums, in Individual Annuity and Individual Life, respectively. See Page L-5 for further details on the unlock.

[8]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees, recorded in the three months ended December 31, 2006.

The after-tax benefits (charges) recorded in Individual Annuity, Retirement Plans, Individual Life, International and Net realized gains (losses) were ($72), $20, ($18), $53 and ($46), respectively. See Page L-5 for further details on the unlock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
REVENUES
Earned premiums	$1,112	$1,273	$1,081	$1,129	$1,107	—	(2%)	$4,203	$4,590	9%
Fee income	1,064	1,118	1,156	1,149	1,303	22%	13%	4,000	4,726	18%
Net investment income
Securities available-for-sale and other	765	766	791	802	825	8%	3%	2,998	3,184	6%
Equity securities held for trading [1]	1,823	454	(970)	1,185	1,155	(37%)	(3%)	3,847	1,824	(53%)

Total net investment income	2,588	1,220	(179)	1,987	1,980	(23%)	—	6,845	5,008	(27%)
Net realized capital gains (losses)	(82)	(126)	(150)	11	5	NM	(55%)	(25)	(260)	NM

Total revenues	4,682	3,485	1,908	4,276	4,395	(6%)	3%	15,023	14,064	(6%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	3,388	2,138	508	2,738	2,656	(22%)	(3%)	9,809	8,040	(18%)
Amortization of deferred policy acquisition costs and present value of future profits	285	299	306	308	539	89%	75%	1,172	1,452	24%
Insurance operating costs and other expenses	685	593	701	681	733	7%	8%	2,522	2,708	7%

Total benefits and expenses	4,358	3,030	1,515	3,727	3,928	(10%)	5%	13,503	12,200	(10%)

NET INCOME
Income before income taxes	324	455	393	549	467	44%	(15%)	1,520	1,864	23%
Income tax expense	33	109	85	121	108	NM	(11%)	316	423	34%

Net income	291	346	308	428	359	23%	(16%)	1,204	1,441	20%

Less: net realized gains (losses), net of tax, included in income of Other	(28)	(72)	(78)	21	(35)	(25%)	NM	4	(164)	NM

Core earnings	$319	$418	$386	$407	$394	24%	(3%)	1,200	1,605	34%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2005	2006	2006	2006	2006	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$92,945	$95,730	$97,320	$100,137	$103,264	11%	3%
Separate account	150,875	158,419	156,523	162,901	180,484	20%	11%

Total assets	243,820	254,149	253,843	263,038	283,748	16%	8%
Mutual fund assets	32,705	36,260	36,961	39,274	43,732	34%	11%

Total assets under management	$276,525	$290,409	$290,804	$302,312	$327,480	18%	8%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2005	2006	2006	2006	2006	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,812	$50,571	$50,453	$51,869	$53,173	5%	3%
Equity securities, trading, at fair value	24,034	26,057	26,916	27,863	29,393	22%	5%
Equity securities, available-for-sale, at fair value	800	820	772	771	811	1%	5%
Policy loans, at outstanding balance	2,016	2,007	2,110	2,057	2,051	2%	—
Mortgage loans on real estate	1,513	1,920	2,269	2,451	2,909	92%	19%
Other investments	609	640	831	920	1,077	77%	17%

Total investments	79,784	82,015	83,351	85,931	89,414	12%	4%

Cash	1,001	1,104	888	1,198	1,199	20%	—
Premiums receivable and agents’ balances	426	408	396	378	424	—	12%
Reinsurance recoverables	800	805	785	805	1,106	38%	37%
Deferred policy acquisition costs and present value of future profits	8,567	9,048	9,362	9,125	9,070	6%	(1%)
Deferred income taxes	(559)	(414)	(278)	(685)	(717)	(28%)	(5%)
Goodwill	796	796	796	796	796	—	—
Property and equipment, net	198	206	213	230	248	25%	8%
Other assets	1,932	1,762	1,807	2,359	1,724	(11%)	(27%)
Separate account assets	150,875	158,419	156,523	162,901	180,484	20%	11%

Total assets	$243,820	$254,149	$253,843	$263,038	$283,748	16%	8%

Future policy benefits, unpaid losses and loss adjustment expenses	$12,987	$13,163	$13,454	$13,662	$14,016	8%	3%
Other policyholder funds and benefits payable	64,452	66,602	67,767	69,296	71,311	11%	3%
Unearned premiums	69	70	85	86	103	49%	20%
Consumer Notes	—	—	—	41	258	—	NM
Other liabilities	5,165	5,641	5,790	5,823	6,012	16%	3%
Separate account liabilities	150,875	158,419	156,523	162,901	180,484	20%	11%

Total liabilities	233,548	243,895	243,619	251,809	272,184	17%	8%

Equity excluding AOCI, net of tax	9,879	10,175	10,424	10,847	11,177	13%	3%
AOCI, net of tax	393	79	(200)	382	387	(2%)	1%

Total stockholders’ equity	10,272	10,254	10,224	11,229	11,564	13%	3%

Total liabilities and stockholders’ equity	$243,820	$254,149	$253,843	$263,038	$283,748	16%	8%

Hartford Life and Accident Insurance Company NAIC RBC	368%
Hartford Life Insurance Company NAIC RBC	455%
Hartford Life and Annuity Insurance Company NAIC RBC	1110%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
YEAR-TO-DATE	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total
Balance, December 31, 2005	$4,617	$97	$405	$81	$1,975	$95	$1,281	$16	$8,567
Adjustments to unrealized gains and losses on securities available — for — sale and other	45	—	7	—	70	—	(10)	—	112

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,662	97	412	81	2,045	95	1,271	16	8,679
Capitalization	808	86	125	62	356	64	422	—	1,923
Amortization — Deferred Policy Acquisition Costs	(747)	(63)	(32)	(32)	(138)	(41)	(207)		(1,260)
Amortization — Present Value of Future Profits	(12)				(27)				(39)
Amortization — Realized Capital Gains								30	30
Amortization — Unlock	(108)	—	31	—	(76)	—	41	(71)	(183)
Effect of Currency Translation Adjustment							(15)		(15)

Balance, December 31, 2006	4,603	120	536	111	2,160	118	1,512	(25)	9,135
Adjustments to unrealized gains and losses on securities available — for — sale and other	(17)		2		(47)		(3)		(65)

Balance, December 31, 2006 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,586	$120	$538	$111	$2,113	$118	$1,509	$(25)	$9,070

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other		HFSG	Total
	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total Life	Corporate [1]	Company
Effect of Unlock [2]
Mutual Fund and Other Fees	$8	$—	$—	$—	$48	$—	$—	$—	$56	$—	$56
Reinsurance Premiums	3	—	—	—	—	—	—	—	3	—	3
Death Benefits	18	—	—	—	—	—	(41)		(23)	—	(23)
Sales Inducements	(4)	—	—	—	—	—	—	—	(4)	—	(4)
Amortization of deferred policy acquisition costs and present value of future profits	108	—	(31)	—	76	—	(41)	71	183	—	183
Other Expenses	—	—	—	—	—	—	—	—	—	20	20

Effect of Unlock on Income before income taxes	(111)	—	31	—	(28)	—	82	(71)	(97)	(20)	(117)
Income tax expense (benefit)	(39)	—	11	—	(10)	—	29	(25)	(34)	(7)	(41)

Effect of Unlock on Net Income	(72)	—	20	—	(18)	—	53	(46)	(63)	(13)	(76)
Less; net realized gains (losses), net of tax, included in income of Other	—	—	—	—	—	—	—	(46)	(46)	—	(46)

Effect of Unlock on Core Earnings	$(72)	$—	$20	$—	$(18)	$—	$53	$—	$(17)	$(13)	$(30)

[1]	In HFSG Corporate, revisions to estimated gross profits affect the purchase accounting adjustments made in connection with the buyback of Hartford Life, Inc. shares in 2000.

[2]	For purposes of this schedule increases to revenue amounts are positive; increases to expense amounts are positive; and increases to income before taxes, net income and core earnings are positive.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of December 31, 2006
	ACCOUNT	NET AMT AT	% of NAR
	VALUE	RISK	REINSURED	RETAINED NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$53,358	$3,664	91%	$343
with 5% rollup [2]	3,830	349	81%	67
with Earnings Protection Benefit Rider (EPB) [3]	5,576	471	84%	77
with 5% rollup & EPB	1,411	149	81%	28

Total MAV	64,175	4,633	89%	515
Asset Protection Benefit (APB) [4]	36,710	61	48%	32
Lifetime Income Benefit (LIB) — Death Benefit [5]	4,045	9	—%	9
Reset [6] (5-7 years)	6,862	243	—%	243
Return of Premium [7]/Other	10,015	28	11%	25

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$121,807	$4,974	83%	$824

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	29,653	54	65%	19

TOTAL	$151,460	$5,028	83%	$843

	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2005	2006	2006	2006	2006
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,248.29	1,294.83	1,270.20	1,335.85	1,418.30
Total Account Value	$112,065	$115,699	$113,186	$115,610	$121,807
Retained net amount of risk	1,162	1,039	1,275	985	824
GMDB net GAAP liability [9]	118	125	129	134	159
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$24,641	$26,696	$27,323	$28,265	$29,653
Retained net amount of risk	9	12	180	53	19
GMDB/GMIB net GAAP liability [9]	50	59	66	70	31

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greater of current account value or MAV, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 75) death benefit and income benefits include a guarantee to return initial investment, which is adjusted for earnings liquidity or a maximum 3% of premiums, depending on the product, through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $19.7 billion and $15.2 billion as of December 31, 2006 and December 31, 2005, respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended December 31, 2006 for U.S. and Japan variable annuity business of $18 and ($41), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of September 30, 2006
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,860
Liability for reinsurance in unauthorized companies	(8)

Net statutory reinsurance reserve credit	$1,852

Statutory amounts recoverable from reinsurers	$123

The top ten reinsurers represent $1,733 or 94% of the total statutory reserve credit and amounts recoverable.
•	7% of this amount is with reinsurers rated “A++” by A.M. Best at January 11, 2007.

•	54% of this amount is with reinsurers rated “A+” by A.M. Best at January 11, 2007.

•	32% of this amount is with reinsurers rated “A-” by A.M. Best at January 11, 2007.

•	7% of this amount is with reinsurers rated “B++” by A.M. Best at January 11, 2007.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30, 2006	December 31, 2005
Statutory Capital and Surplus	$4,619	$4,348
GAAP Adjustments
Investment in subsidiaries	(282)	(469)
Deferred policy acquisition costs	9,125	8,567
Deferred taxes	(890)	(847)
Benefit reserves	(3,506)	(3,268)
Unrealized gains on investments, net of impairments	1,136	1,193
Asset valuation reserve and interest maintenance reserve	596	531
Goodwill	518	463
Other, net	(87)	(246)

GAAP Stockholders’ Equity	$11,229	$10,272

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$448	$462	$473	$475	$503	12%	6%	$1,714	$1,913	12%
Mutual fund and other fees [3]	28	32	33	31	36	29%	16%	118	132	12%

Total fee income	476	494	506	506	539	13%	7%	1,832	2,045	12%

Direct premiums	15	19	18	12	5	(67%)	(58%)	80	54	(33%)
Reinsurance premiums [3]	(32)	(36)	(36)	(35)	(33)	(3%)	6%	(132)	(140)	(6%)

Net premiums	(17)	(17)	(18)	(23)	(28)	(65%)	(22%)	(52)	(86)	(65%)

Total premiums and other considerations	459	477	488	483	511	11%	6%	1,780	1,959	10%

Net investment income
Net investment income on G/A assets	244	234	235	226	222	(9%)	(2%)	1,020	917	(10%)
Net investment income on assigned capital	17	16	15	16	16	(6%)	—	68	63	(7%)
Charge for invested capital	(38)	(33)	(37)	(35)	(38)	—	(9%)	(159)	(143)	10%

Total net investment income	223	217	213	207	200	(10%)	(3%)	929	837	(10%)
Net realized capital gains	1	3	2	1	3	NM	NM	9	9	—

Total revenues	683	697	703	691	714	5%	3%	2,718	2,805	3%

Benefits and Expenses
Benefits and losses
Death benefits [3]	9	10	8	9	30	NM	NM	36	57	58%
Other contract benefits	22	22	23	15	15	(32%)	—	85	75	(12%)
Change in reserve	(6)	3	2	3	(6)	—	NM	18	2	(89%)
Sales inducements [3]	10	9	14	12	10	—	(17%)	39	45	15%
Interest credited on G/A assets	171	163	160	158	159	(7%)	1%	717	640	(11%)

Total benefits and losses	206	207	207	197	208	1%	6%	895	819	(8%)

Other insurance expenses
Commissions & wholesaling expenses	230	265	280	257	284	23%	11%	956	1,086	14%
Operating expenses	54	45	52	53	56	4%	6%	203	206	1%
Premium taxes and other expenses	—	3	5	4	(2)	—	NM	14	10	(29%)

Subtotal — expenses before deferral	284	313	337	314	338	19%	8%	1,173	1,302	11%
Deferred policy acquisition costs	(170)	(202)	(213)	(187)	(206)	(21%)	(10%)	(742)	(808)	(9%)

Total other insurance expense	114	111	124	127	132	16%	4%	431	494	15%
Amortization of deferred policy acquisition costs [3]	185	187	192	184	304	64%	65%	690	867	26%

Total benefits and expenses	505	505	523	508	644	28%	27%	2,016	2,180	8%

Income before income taxes	178	192	180	183	70	(61%)	(62%)	702	625	(11%)
Income tax expense (benefit) [1] [3]	(5)	32	25	13	(16)	NM	NM	84	54	(36%)

Net income [2] [3]	$183	$160	$155	$170	$86	(53%)	(49%)	$618	$571	(8%)

[1] The three months ended September 30, 2006 includes an additional $14 of tax benefits related to DRD and foreign tax credit. Also, the three months ended December 31, 2005 includes $40 of additional tax benefits related to a change in DRD estimates.

[2] Net income equals core earnings for this segment.
[3] The DAC unlock recorded in the three months ended December 31, 2006 decreased net income by $72. The effect on each income statement line item is as follows:
Mutual Fund and Other Fees	$8
Reinsurance Premiums	3
Death Benefits	18
Sales Inducements	(4)
Amortization of deferred policy acquisition costs	108
Income tax expense (benefit)	(39)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$3	$3	$3	$1	$3	—	NM	$9	$10	11%
Mutual fund and other fees	129	151	161	156	174	35%	12%	484	642	33%

Total fee income	132	154	164	157	177	34%	13%	493	652	32%

Net investment income
Net investment income on G/A assets	1	(1)	2	1	—	(100%)	(100%)	4	2	(50%)

Total net investment income	1	(1)	2	1	—	(100%)	(100%)	4	2	(50%)

Net realized capital (losses)	—	—	(2)	—	—	—	—	—	(2)	—

Total revenues	133	153	164	158	177	33%	12%	497	652	31%

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	89	109	120	107	125	40%	17%	315	461	46%
Operating expenses	26	24	28	26	29	12%	12%	93	107	15%
Premium taxes and other expenses [1]	35	5	7	3	4	(89%)	33%	87	19	(78%)

Subtotal — expenses before deferral	150	138	155	136	158	5%	16%	495	587	19%

Deferred policy acquisition costs	(16)	(21)	(23)	(18)	(24)	(50%)	(33%)	(57)	(86)	(51%)

Total other insurance expense	134	117	132	118	134	—	14%	438	501	14%

Amortization of deferred policy acquisition costs	13	11	16	17	19	46%	12%	54	63	17%

Total benefits and expenses	147	128	148	135	153	4%	13%	492	564	15%

Income (loss) before income taxes	(14)	25	16	23	24	NM	4%	5	88	NM
Income tax expense (benefit)	(6)	9	5	9	8	NM	(11%)	1	31	NM

Net income (loss) [2]	$(8)	$16	$11	$14	$16	NM	14%	$4	$57	NM

[1]	Included in the three and twelve months ended December 31, 2005 the Company recorded $33 and $70, pre-tax, in association with the termination of a provision of an agreement with a distribution partner of the Company’s mutual funds.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Individual Annuity
Broker-dealer	$1,582	$1,941	$2,074	$1,943	$2,055	30%	6%	$6,968	$8,013	15%
Banks	1,001	1,237	1,359	1,196	1,332	33%	11%	4,549	5,124	13%

Total deposits by distribution	2,583	3,178	3,433	3,139	3,387	31%	8%	11,517	13,137	14%

Variable	2,497	3,091	3,228	2,681	3,134	26%	17%	11,234	12,134	8%
Fixed MVA/other	86	87	205	458	253	194%	(45%)	283	1,003	NM

Total deposits by product	2,583	3,178	3,433	3,139	3,387	31%	8%	11,517	13,137	14%

Retail Mutual Funds	1,739	2,692	2,779	2,560	3,111	79%	22%	5,813	11,142	92%

529 College Savings Plan/Specialty Products/Other	136	153	136	131	179	32%	37%	480	599	25%

Total Retail Products Group	$4,458	$6,023	$6,348	$5,830	$6,677	50%	15%	$17,810	$24,878	40%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2005	2006	2006	2006	2006	Change	Change
INDIVIDUAL ANNUITY
General account	$16,872	$16,460	$16,202	$15,708	$15,430	(9%)	(2%)
Non-guaranteed separate account	98,664	102,304	100,058	102,669	108,872	10%	6%

Total Individual Annuity	$115,536	$118,764	$116,260	$118,377	$124,302	8%	5%

BY PRODUCT
Individual Annuity
Individual Variable Annuities General account	$6,771	$6,517	$6,292	$5,949	$5,630	(17%)	(5%)
Non-guaranteed separate account	98,543	102,178	99,932	102,540	108,735	10%	6%

Total individual variable annuities	105,314	108,695	106,224	108,489	114,365	9%	5%

Fixed MVA & other individual annuities [1]	10,222	10,069	10,036	9,888	9,937	(3%)	—

Total Individual Annuity	115,536	118,764	116,260	118,377	124,302	8%	5%

Specialty Products/Other — Segregated Assets	336	386	417	454	525	56%	16%

Mutual Fund Assets
Retail mutual fund assets	29,063	31,988	32,611	34,720	38,536	33%	11%
Specialty Product/Other mutual fund assets	335	396	439	503	579	73%	15%
529 College Savings Plan assets	669	744	764	811	910	36%	12%

Total Mutual Fund Assets	30,067	33,128	33,814	36,034	40,025	33%	11%

Total Retail Products Group Assets Under Management	$145,939	$152,278	$150,491	$154,865	$164,852	13%	6%

[1]	Internal transfer of single premium immediate annuity business from Fixed Annuities business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2005	2006	2006	2006	2006
VARIABLE ANNUITIES	Beginning balance	$103,592	$105,314	$108,695	$106,224	$108,489
Deposits		2,497	3,091	3,228	2,681	3,134
Surrenders		(3,021)	(3,505)	(3,468)	(3,279)	(3,444)
Death benefits/annuity payouts		(365)	(413)	(393)	(373)	(392)
Transfers [2]		9	(1)	(5)	(17)	6

Net Flows		(880)	(828)	(638)	(988)	(696)
Change in market value/change in reserve/interest credited		2,599	4,204	(1,838)	3,249	6,568)
Other [4]		3	5	5	4	4

	Ending balance	$105,314	$108,695	$106,224	$108,489	$114,365

FIXED MVA AND OTHER	Beginning balance	$10,323	$10,222	$10,069	$10,036	$9,888
Deposits		86	87	205	458	253
Surrenders		(197)	(246)	(250)	(311)	(258)
Death benefits/annuity payouts		(120)	(127)	(127)	(104)	(103)
Transfers [2]		9	11	23	39	33

Net Flows		(222)	(275)	(149)	82	(75)
Change in market value/change in reserve/interest credited		121	122	116	120	124
Other [3]		—	—	—	(350)	—

	Ending balance	$10,222	$10,069	$10,036	$9,888	$9,937

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$113,915	$115,536	$118,764	$116,260	$118,377
Deposits		2,583	3,178	3,433	3,139	3,387
Surrenders		(3,218)	(3,751)	(3,718)	(3,590)	(3,702)
Death benefits/annuity payouts		(485)	(540)	(520)	(477)	(495)
Transfers [2]		18	10	18	22	39

Net Flows		(1,102)	(1,103)	(787)	(906)	(771)
Change in market value/change in reserve/interest credited		2,720	4,326	(1,722)	3,369	6,692
Other [3][4]		3	5	5	(346)	4

	Ending balance	$115,536	$118,764	$116,260	$118,377	$124,302

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[4]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2005	2006	2006	2006	2006
RETAIL MUTUAL FUNDS B	Beginning balance	$27,522	$29,063	$31,988	$32,611	$34,720
Deposits		1,739	2,692	2,779	2,560	3,111
Redemptions		(1,180)	(1,164)	(1,390)	(1,365)	(1,564

Net Sales		559	1,528	1,389	1,195	1,547
Change in market value		1,003	1,429	(734)	939	2,296
Other [1]		(21)	(32)	(32)	(25)	(27)

	Ending balance	$29,063	$31,988	$32,611	$34,720	$38,536

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$38	$40	$45	$44	$49	29%	11%	$140	$178	27%
Mutual fund and other fees	3	3	3	4	4	33%	—	12	14	17%

Total fee income	41	43	48	48	53	29%	10%	152	192	26%

Direct premiums	2	14	2	1	2	—	100%	10	19	90%

Total premiums and other considerations	43	57	50	49	55	28%	12%	162	211	30%

Net investment income
Net investment income on G/A assets	79	78	78	80	82	4%	3%	303	318	5%
Net investment income on assigned capital	2	2	3	2	3	50%	50%	10	10	—
Charge for invested capital	(1)	—	(1)	—	(1)	—	—	(2)	(2)	—

Total net investment income	80	80	80	82	84	5%	2%	311	326	5%
Net realized capital gains (losses)	(1)	—	1	—	—	100%	—	(3)	1	NM

Total revenues	122	137	131	131	139	14%	6%	470	538	14%

Benefits and Expenses
Benefits and losses
Death benefits	—	1	(1)	1	(1)	—	NM	1	—	(100%)
Other contract benefits	14	13	13	13	13	(7%)	—	54	52	(4%)
Change in reserve	(6)	5	(5)	(5)	(5)	17%	—	(21)	(10)	52%
Interest credited on G/A assets	51	50	52	52	54	6%	4%	197	208	6%

Total benefits and losses	59	69	59	61	61	3%	—	231	250	8%

Other insurance expenses
Commissions & wholesaling expenses	18	20	19	20	20	11%	—	64	79	23%
Operating expenses	47	38	44	48	55	17%	15%	160	185	16%
Premium taxes and other expenses	(3)	—	1	(2)	(3)	—	(50%)	(3)	(4)	(33%)

Subtotal — expenses before deferral	62	58	64	66	72	16%	9%	221	260	18%
Deferred policy acquisition costs	(35)	(27)	(29)	(30)	(39)	(11%)	(30%)	(106)	(125)	(18%)

Total other insurance expense	27	31	35	36	33	22%	(8%)	115	135	17%
Amortization of deferred policy acquisition costs [2]	9	8	8	6	(21)	NM	NM	26	1	(96%)

Total benefits and expenses	95	108	102	103	73	(23%)	(29%)	372	386	4%

Income before income taxes	27	29	29	28	66	144%	136%	98	152	55%
Income tax expense [2]	6	8	7	7	21	NM	NM	23	43	87%

Net income [1] [2]	$21	$21	$22	$21	$45	114%	114%	$75	$109	45%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 increased net income by $20. The effect on each income statement line item is as follows:

Amortization of deferred policy acquisition costs	$(31)
Income tax expense	11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Sequential	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
401K
Annuity — plan/participant rollovers	$442	$741	$389	$428	$430	(3%)	—	$1,755	$1,988	13%
Annuity — ongoing contributions	312	437	405	408	427	37%	5%	1,247	1,677	34%

Total 401K Annuity	754	1,178	794	836	857	14%	3%	3,002	3,665	22%
Mutual funds	73	57	69	67	63	(14%)	(6%)	235	256	9%

Total 401K	827	1,235	863	903	920	11%	2%	3,237	3,921	21%

Governmental
Annuity — plan/participant rollovers	48	104	132	76	359	NM	NM	228	671	194%
Annuity — ongoing contributions	217	215	229	215	222	2%	3%	921	881	(4%)

Total Annuity	265	319	361	291	581	119%	100%	1,149	1,552	35%
Mutual funds [1]	13	—	—	—	—	(100%)	—	76	—	(100%)

Total Governmental	278	319	361	291	581	109%	100%	1,225	1,552	27%

Total Retirement Plans	$1,105	$1,554	$1,224	$1,194	$1,501	36%	26%	$4,462	$5,473	23%

[1] Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2005	2006	2006	2006	2006	Change	Change
401K
General account	$1,230	$1,287	$1,278	$1,313	$1,317	7%	—
Non-guaranteed separate account	7,612	8,751	9,004	9,691	10,718	41%	11%

Total 401K	$8,842	$10,038	$10,282	$11,004	$12,035	36%	9%

GOVERNMENTAL
General account	$4,323	$4,336	$4,412	$4,431	$4,577	6%	3%
Non-guaranteed separate account	6,152	6,091	6,046	6,260	6,963	13%	11%

Total Governmental	$10,475	$10,427	$10,458	$10,691	$11,540	10%	8%

TOTAL RETIREMENT
General account	$5,553	$5,623	$5,690	$5,744	$5,894	6%	3%
Non-guaranteed separate account	13,764	14,842	15,050	15,951	17,681	28%	11%

Total Retirement Plans account value	$19,317	$20,465	$20,740	$21,695	$23,575	22%	9%

BY PRODUCT

401K — Annuity	$8,842	$10,038	$10,282	$11,004	$12,035	36%	9%
Governmental — Annuity	10,475	10,427	10,458	10,691	11,540	10%	8%

Total Retirement Plans account value	19,317	20,465	20,740	21,695	23,575	22%	9%

Mutual Fund Assets
401K mutual fund assets	$947	$1,032	$1,040	$1,036	$1,140	20%	10%
Governmental mutual fund assets [1]	163	—	—	—	—	(100%)	—

Total Mutual Fund Assets	1,110	1,032	1,040	1,036	1,140	3%	10%

Total Retirement Plans Assets Under Management	$20,427	$21,497	$21,780	$22,731	$24,715	21%	9%

[1] Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2005	2006	2006	2006	2006
401K
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$8,303	$8,842	$10,038	$10,282	$11,004
	Deposits	754	1,178	794	836	857
	Surrenders	(418)	(361)	(369)	(382)	(475)
	Death benefits/annuity payouts	(7)	(8)	(8)	(7)	(7)

	Net Flows	329	809	417	447	375
	Change in market value/change in reserve/interest credited	210	387	(173)	275	656

	Ending balance	$8,842	$10,038	$10,282	$11,004	$12,035

GOVERNMENTAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$10,162	$10,475	$10,427	$10,458	$10,691
	Deposits	265	319	361	291	581
	Surrenders	(185)	(260)	(221)	(283)	(231)
	Death benefits/annuity payouts	(17)	(14)	(16)	(13)	(17)

	Net Flows	63	45	124	(5)	333
	Change in market value/change in reserve/interest credited	250	320	(93)	238	516
	Transfers [2]	—	(413)	—	—	—

	Ending balance	$10,475	$10,427	$10,458	$10,691	$11,540

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.
[2] Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$16	$15	$16	$16	$18	13%	13%	$58	$65	12%
Cost of insurance charges	7	9	6	10	12	71%	20%	47	37	(21%)
Mutual fund and other fees	—	3	6	6	7	—	17%	14	22	57%

Total fee income	23	27	28	32	37	61%	16%	119	124	4%

Direct premiums	181	267	92	143	105	(42%)	(27%)	504	607	20%

Total premiums and other considerations	204	294	120	175	142	(30%)	(19%)	623	731	17%

Net investment income
Net investment income on G/A assets	215	220	243	251	270	26%	8%	781	984	26%
Net investment income on assigned capital	5	5	5	5	5	—	—	20	20	—
Charge for invested capital	1	—	—	—	(1)	NM	—	1	(1)	NM

Total net investment income	221	225	248	256	274	24%	7%	802	1,003	25%
Net realized capital (losses)	(2)	(1)	(1)	(2)	(1)	50%	50%	(5)	(5)	—

Total revenues	423	518	367	429	415	(2%)	(3%)	1,420	1,729	22%

Benefits and Expenses
Benefits and losses
Death benefits	11	10	7	11	13	18%	18%	52	41	(21%)
Other contract benefits	73	78	82	92	93	27%	1%	292	345	18%
Change in reserve	177	260	83	137	96	(46%)	(30%)	485	576	19%
Interest credited on G/A assets	110	115	127	135	145	32%	7%	383	522	36%

Total benefits and losses	371	463	299	375	347	(6%)	(7%)	1,212	1,484	22%

Other insurance expenses
Commissions & wholesaling expenses	10	11	10	10	15	50%	50%	40	46	15%
Operating expenses	18	15	18	16	20	11%	25%	62	69	11%
Premium taxes and other expenses	(1)	3	4	6	12	NM	100%	10	25	150%

Subtotal — expenses before deferral	27	29	32	32	47	74%	47%	112	140	25%

Deferred policy acquisition costs	(13)	(13)	(13)	(14)	(22)	(69%)	(57%)	(56)	(62)	(11%)

Total other insurance expense	14	16	19	18	25	79%	39%	56	78	39%
Amortization of deferred policy acquisition costs	9	8	8	6	10	11%	67%	32	32	—

Total benefits and expenses	394	487	326	399	382	(3%)	(4%)	1,300	1,594	23%

Income before income taxes	29	31	41	30	33	14%	10%	120	135	13%
Income tax expense	7	9	12	6	9	29%	50%	32	36	13%

Net income [1]	$22	$22	$29	$24	$24	9%	—	$88	$99	13%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Institutional
Structured settlements	$159	$203	$139	$119	$162	2%	36%	$647	$623	(4%)
Institutional annuities	147	136	13	97	27	(82%)	(72%)	178	273	53%
Guaranteed interest products	311	565	712	623	874	181%	40%	2,655	2,774	4%
Other	302	22	138	108	235	(22%)	118%	513	503	(2%)

Subtotal	919	926	1,002	947	1,298	41%	37%	3,993	4,173	5%
Mutual funds	172	385	223	128	255	48%	99%	803	991	23%

Total Institutional	1,091	1,311	1,225	1,075	1,553	42%	44%	4,796	5,164	8%

Private Placement Life Insurance
Corporate owned	22	94	232	131	549	NM	NM	497	1,006	102%
Private clients	9	12	12	11	10	11%	(9%)	68	45	(34%)

Total Private Placement Life Insurance	31	106	244	142	559	NM	NM	565	1,051	86%

Total Institutional Solutions Group	$1,122	$1,417	$1,469	$1,217	$2,112	88%	74%	$5,361	$6,215	16%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2005	2006	2006	2006	2006	Change	Change
INSTITUTIONAL
General account	$14,034	$14,695	$15,415	$16,429	$17,249	23%	5%
Guaranteed separate account	417	397	385	416	417	—	—
Non-guaranteed separate account	3,466	3,925	3,930	4,165	4,548	31%	9%

Total Institutional	$17,917	$19,017	$19,730	$21,010	$22,214	24%	6%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$7	$7	$7	$7	$7	—	—
Non-guaranteed separate account	23,829	24,209	24,622	25,118	26,124	10%	4%

Total Private Placement Life Insurance	$23,836	$24,216	$24,629	$25,125	$26,131	10%	4%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$14,041	$14,702	$15,422	$16,436	$17,256	23%	5%
Guaranteed separate account	417	397	385	416	417	—	—
Non-guaranteed separate account	27,295	28,134	28,552	29,283	30,672	12%	5%

Total Institutional Solutions Group account value	$41,753	$43,233	$44,359	$46,135	$48,345	16%	5%

BY PRODUCT

Institutional
Structured settlements	$4,652	$4,856	$4,991	$5,108	$5,267	13%	3%
Institutional annuities	2,637	2,733	2,714	2,828	2,849	8%	1%
Guaranteed interest products	7,275	7,610	8,200	8,671	9,308	28%	7%
Other	3,353	3,818	3,825	4,403	4,790	43%	9%

Total Institutional	17,917	19,017	19,730	21,010	22,214	24%	6%

Private Placement Life Insurance	23,836	24,216	24,629	25,125	26,131	10%	4%

Total Institutional Solutions Group account value	41,753	43,233	44,359	46,135	48,345	16%	5%

Institutional Mutual Fund Assets	1,528	2,100	2,107	2,204	2,567	68%	16%

Total Institutional Solutions Group Assets Under Management	$43,281	$45,333	$46,466	$48,339	$50,912	18%	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2005	2006	2006	2006	2006
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$17,174	$17,917	$19,017	$19,730	$21,010
	Deposits	919	926	1,002	947	1,298
	Surrenders	(316)	(374)	(284)	(327)	(420)
	Death benefits/annuity payouts	(118)	(126)	(131)	(145)	(140)

	Net Flows	485	426	587	475	738
	Change in market value/change in reserve/interest credited	258	261	126	455	466
	Transfers [2]	—	413	—	350	—

	Ending balance	$17,917	$19,017	$19,730	$21,010	$22,214

PRIVATE PLACEMENT LIFE INSURANCE
	Beginning balance	$23,538	$23,836	$24,216	$24,629	$25,125
	Deposits	31	106	244	142	559
	Surrenders	(4)	(10)	(14)	(1)	(4)
	Death benefits/annuity payouts	(16)	(12)	(8)	(9)	(14)

	Net Flows	11	84	222	132	541
	Change in market value/change in reserve/interest credited	286	347	238	397	469
	Other [3]	1	(51)	(47)	(33)	(4)

	Ending balance	$23,836	$24,216	$24,629	$25,125	$26,131

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	1Q06 internal transfer from Governmental business to Institutional. 3Q06 internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable life fees	$15	$16	$17	$16	$17	13%	6%	$59	$66	12%
Cost of insurance charges	120	122	123	125	128	7%	2%	468	498	6%
Other fees [2]	74	65	67	59	128	73%	117%	275	319	16%

Total fee income	209	203	207	200	273	31%	37%	802	883	10%

Direct premiums	21	22	22	25	26	24%	4%	80	95	19%
Reinsurance premiums	(31)	(34)	(35)	(36)	(43)	(39%)	(19%)	(113)	(148)	(31%)

Net premiums	(10)	(12)	(13)	(11)	(17)	(70%)	(55%)	(33)	(53)	(61%)

Total premiums and other considerations	199	191	194	189	256	29%	35%	769	830	8%

Net investment income
Net investment income on G/A assets	84	83	86	85	87	4%	2%	328	341	4%
Net investment income on assigned capital	4	3	2	3	3	(25%)	—	13	11	(15%)
Charge for invested capital	(9)	(7)	(8)	(7)	(6)	33%	14%	(36)	(28)	22%

Total net investment income	79	79	80	81	84	6%	4%	305	324	6%

Net realized capital gains	2	1	1	1	2	—	100%	5	5	—

Total revenues	280	271	275	271	342	22%	26%	1,079	1,159	7%

Benefits and Expenses
Benefits and losses
Death benefits	58	69	63	62	57	(2%)	(8%)	241	251	4%
Other contract benefits	6	7	7	6	7	17%	17%	21	27	29%
Change in reserve	(5)	(5)	(6)	(3)	(4)	20%	(33%)	(18)	(18)	—
Interest credited on G/A assets	58	60	56	59	62	7%	5%	225	237	5%

Total benefits and losses	117	131	120	124	122	4%	(2%)	469	497	6%

Other insurance expenses
Commissions & wholesaling expenses	65	54	62	57	66	2%	16%	222	239	8%
Operating expenses	64	56	62	64	69	8%	8%	229	251	10%
Dividends to policyholders	1	1	1	—	1	—	—	3	3	—
Premium taxes and other expenses	8	10	11	11	10	25%	(9%)	35	42	20%

Subtotal — expenses before deferral	138	121	136	132	146	6%	11%	489	535	9%
Deferred policy acquisition costs	(96)	(79)	(90)	(88)	(99)	(3%)	(13%)	(322)	(356)	(11%)

Total other insurance expense	42	42	46	44	47	12%	7%	167	179	7%
Amortization of deferred policy acquisition costs and present value of future profits [2]	61	32	40	38	131	115%	NM	205	241	18%

Total benefits and expenses	220	205	206	206	300	36%	46%	841	917	9%

Income before income taxes	60	66	69	65	42	(30%)	(35%)	238	242	2%

Income tax expense [2]	17	21	21	19	11	(35%)	(42%)	72	72	—

Net income [1]	$43	$45	$48	$46	$31	(28%)	(33%)	$166	$170	2%

[1]	Net income equals core earnings for this segment.

[2]	The DAC unlock recorded in the three months ended December 31, 2006 decreased net income by $18. The effect on each income statement line item is as follows:

Other Fees	$48
Amortization of deferred policy acquisition costs	76
Income tax expense (benefit)	(10)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
SALES BY DISTRIBUTION
Wirehouse/regional	$36	$25	$30	$33	$41	14%	24%	$120	$129	8%
broker-dealer/banks Independent broker-dealer/WFS	25	17	17	15	23	(8%)	53%	65	72	11%
Life professional/other	24	18	20	20	25	4%	25%	65	83	28%

Total sales by distribution	$85	$60	$67	$68	$89	5%	31%	$250	$284	14%

SALES. BY PRODUCT
Variable life	$35	$25	$27	$27	$36	3%	33%	$113	$115	2%
Universal life/whole life	46	31	36	36	47	2%	31%	122	150	23%
Term life/other	4	4	4	5	6	50%	20%	15	19	27%

Total sales by product	$85	$60	$67	$68	$89	5%	31%	$250	$284	14%

ACCOUNT VALUE
General account	$4,868	$4,950	$5,039	$5,123	$5,233	7%	2%
Separate account	5,446	5,728	5,571	5,754	6,138	13%	7%

Total account value	$10,314	$10,678	$10,610	$10,877	$11,371	10%	5%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,902	$6,191	$6,053	$6,242	$6,637	12%	6%
Universal life/interest	3,696	3,775	3,850	3,932	4,035	9%	3%
sensitive whole life Modified guaranteed life	611	604	598	591	584	(4%)	(1%)
Other	105	108	109	112	115	10%	3%

Total account value by product	$10,314	$10,678	$10,610	$10,877	$11,371	10%	5%

LIFE INSURANCE IN FORCE
Variable life	$71,365	$71,852	$72,461	$73,126	$73,770	3%	1%
Universal life/interest	41,714	42,372	43,152	44,069	45,230	8%	3%
sensitive whole life Term life	36,627	38,137	39,701	41,751	44,175	21%	6%
Modified guaranteed life	776	764	752	740	727	(6%)	(2%)
Other	319	320	326	324	325	2%	—

Total life insurance in force	$150,801	$153,445	$156,392	$160,010	$164,227	9%	3%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2005	2006	2006	2006	2006
VARIABLE LIFE	Beginning balance	$5,700	$5,902	$6,191	$6,053	$6,242
	First year & single premiums	76	68	66	72	86
	Renewal premiums	146	148	144	134	143

	Premiums and deposits	222	216	210	206	229
	Surrenders	(84)	(90)	(75)	(92)	(114)
	Death benefits/policy fees	(129)	(129)	(130)	(130)	(131)

	Net Flows	9	(3)	5	(16)	(16)
	Change in market value/interest credited	193	292	(143)	205	411

	Ending balance	$5,902	$6,191	$6,053	$6,242	$6,637

OTHER [1]	Beginning balance	$4,315	$4,412	$4,487	$4,557	$4,635
	First year & single premiums	112	90	102	106	126
	Renewal premiums	108	107	100	100	114

	Premiums and deposits	220	197	202	206	240
	Surrenders	(47)	(46)	(50)	(41)	(59)
	Death benefits/policy fees	(130)	(130)	(132)	(140)	(136)

	Net Flows	43	21	20	25	45
	Change in market value/interest credited	54	54	50	53	54

	Ending balance	$4,412	$4,487	$4,557	$4,635	$4,734

TOTAL INDIVIDUAL LIFE	Beginning balance	$10,015	$10,314	$10,678	$10,610	$10,877
	First year & single premiums	188	158	168	178	212
	Renewal premiums	254	255	244	234	257

	Premiums and deposits	442	413	412	412	469
	Surrenders	(131)	(136)	(125)	(133)	(173)
	Death benefits/policy fees	(259)	(259)	(262)	(270)	(267)

	Net Flows	52	18	25	9	29
	Change in market value/interest credited	247	346	(93)	258	465

	Ending balance	$10,314	$10,678	$10,610	$10,877	$11,371

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
ASO fees	$9	$10	$8	$10	$9	—	(10%)	$36	$37	3%
Other fees	(1)	1	(1)	—	1	NM	—	—	1	—

Total fee income	8	11	7	10	10	25%	—	36	38	6%
Direct premiums	888	944	963	969	993	12%	2%	3,413	3,869	13%
Reinsurance premiums	68	77	58	53	55	(19%)	4%	361	243	(33%)

Net premiums	956	1,021	1,021	1,022	1,048	10%	3%	3,774	4,112	9%

Total premiums and other considerations	964	1,032	1,028	1,032	1,058	10%	3%	3,810	4,150	9%
Net investment income
Net investment income on G/A assets	88	89	91	93	92	5%	(1%)	348	365	5%
Net investment income on assigned capital	13	12	12	13	13	—	—	50	50	—

Total net investment income	101	101	103	106	105	4%	(1%)	398	415	4%
Net realized capital gains (losses)	1	(1)	(2)	(1)	(2)	NM	(100%)	1	(6)	NM

Total revenues	1,066	1,132	1,129	1,137	1,161	9%	2%	4,209	4,559	8%
Benefits and Expenses
Benefits and losses
Death benefits	194	268	247	252	268	38%	6%	898	1,035	15%
Other contract benefits	427	442	440	452	470	10%	4%	1,680	1,804	7%
Change in reserve	67	57	53	41	12	(82%)	(71%)	216	163	(25%)

Total benefits and losses	688	767	740	745	750	9%	1%	2,794	3,002	7%
Other insurance expenses
Commissions & wholesaling expenses	131	132	140	147	142	8%	(3%)	500	561	12%
Operating expenses	136	120	134	128	144	6%	13%	508	526	4%
Premium taxes and other expenses	21	21	19	20	19	(10%)	(5%)	70	79	13%

Subtotal — expenses before deferral	288	273	293	295	305	6%	3%	1,078	1,166	8%
Deferred policy acquisition costs	(18)	(12)	(16)	(14)	(22)	(22%)	(57%)	(56)	(64)	(14%)

Total other insurance expense	270	261	277	281	283	5%	1%	1,022	1,102	8%
Amortization of deferred policy acquisition costs	9	10	10	10	11	22%	10%	31	41	32%

Total benefits and expenses	967	1,038	1,027	1,036	1,044	8%	1%	3,847	4,145	8%
Income before income taxes	99	94	102	101	117	18%	16%	362	414	14%
Income tax expense [1]	18	26	28	27	30	67%	11%	90	111	23%

Net income [2]	$81	$68	$74	$74	$87	7%	18%	$272	$303	11%

[1] The three months ended December 31, 2005 includes a $9 tax benefit related to the purchase of the CNA business in 2003.
[2] Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
		2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$427	$449	$448	$446	$457	7%	2%	$1,686	$1,800	7%
	Group life	422	451	456	465	458	9%	(2%)	1,643	1,830	11%
	Other	106	117	116	111	126	19%	14%	418	470	12%

	Total fully insured — ongoing premiums	955	1,017	1,020	1,022	1,041	9%	2%	3,747	4,100	9%

	Total buyouts[1]	1	4	1	—	7	NM	—	27	12	(56%)

	Total premiums	956	1,021	1,021	1,022	1,048	10%	3%	3,774	4,112	9%
	Group disability — premium equivalents[2]	70	79	81	84	90	29%	7%	275	334	21%

	Total premiums and premium equivalents	$1,026	$1,100	$1,102	$1,106	$1,138	11%	3%	$4,049	$4,446	10%

SALES (GROSS	Fully Insured — Ongoing Sales
ANNUALIZED	Group disability	$58	$185	$31	$61	$39	(33%)	(36%)	$352	$316	(10%)
NEW PREMIUMS)	Group life [3]	65	201	84	89	55	(15%)	(38%)	328	429	31%
	Other	13	55	19	25	17	31%	(32%)	99	116	17%

	Total fully insured — ongoing sales	136	441	134	175	111	(18%)	(37%)	779	861	11%

	Total buyouts[1]	1	2	3	—	—	(100%)	—	28	5	(82%)

	Total sales	137	443	137	175	111	(19%)	(37%)	807	866	7%
	Group disability premium equivalents[2]	7	52	8	44	6	(14%)	(86%)	76	110	45%

	Total sales and premium equivalents	$144	$495	$145	$219	$117	(19%)	(47%)	$883	$976	11%

RATIOS [3]	Loss Ratio	71.3%	74.2%	72.0%	72.2%	70.7%	(0.6)	(1.5)	73.1%	72.3%	(0.9)
	Expense Ratio	29.0%	26.4%	27.9%	28.2%	28.0%	(1.0)	(0.2)	27.8%	27.6%	(0.2)

GAAP RESERVES [4]	Group disability	$4,368	$4,413	$4,478	$4,524	$4,535	4%	—
	Group life	1,272	1,266	1,262	1,267	1,269	—	—
	Other	167	176	167	162	173	4%	7%

	Total GAAP reserves	$5,807	$5,855	$5,907	$5,953	$5,977	3%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances are net of reinsurance recoverables of $238, $247, $238, $239, and $236 as of 4Q 2005, 1Q 2005, 2Q 2006, 3Q 2006, and 4Q 2006 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Months	3 Months	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
CORE EARNINGS
Japan operations	$44	$48	$54	$54	$111	152%	106%	$120	$267	123%
Other international operations [1]	(11)	(2)	(2)	(7)	(10)	9%	(43%)	(24)	(21)	13%

Core earnings [2]	$33	$46	$52	$47	$101	NM	115%	96	246	156%

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$2,367	$2,256	$1,226	$1,184	$1,167	(51%)	(1%)	$10,742	$5,833	(46%)
Fixed MVA	122	93	82	63	36	(70%)	(43%)	1,190	274	(77%)

Total deposits by product	$2,489	$2,349	$1,308	$1,247	$1,203	(52%)	(4%)	$11,932	$6,107	(49%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥278,077	¥263,934	¥140,564	¥137,767	¥137,283	(51%)	—	¥1,179,632	¥679,548	(42%)
Fixed MVA	14,316	10,908	9,430	7,296	4,216	(71%)	(42%)	127,747	31,850	(75%)

Total deposits by product	¥292,393	¥274,842	¥149,994	¥145,063	¥141,499	(52%)	(2%)	¥1,307,379	¥711,398	(46%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$1,938	$1,769	$881	$824	$695	(64%)	(16%)	$9,753	$4,169	(57%)
Fixed MVA	104	77	71	53	23	(78%)	(57%)	1,104	224	(80%)

Total net flows by product	$2,042	$1,846	$952	$877	$718	(65%)	(18%)	$10,857	$4,393	(60%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥227,625	¥206,954	¥100,956	¥95,938	¥81,749	(64%)	(15%)	¥1,068,673	¥485,597	(55%)
Fixed MVA	12,927	9,579	8,162	6,100	2,679	(79%)	(56%)	119,008	26,520	(78%)

Total net flows by product	¥240,552	¥216,533	¥109,118	¥102,038	¥84,428	(65%)	(17%)	¥1,187,681	¥512,117	(57%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$24,641	$26,696	$27,323	$28,265	$29,653	20%	5%
Fixed MVA	1,463	1,545	1,667	1,676	1,690	16%	1%

Total AUM by product	$26,104	$28,241	$28,990	$29,941	$31,343	20%	5%

JAPAN AUM — Yen
Individual Annuity
Variable	¥2,908,416	¥3,149,872	¥3,123,427	¥3,337,133	¥3,533,426	21%	6%
Fixed MVA	172,596	182,193	190,520	197,811	201,362	17%	2%

Total AUM by product	¥3,081,012	¥3,332,065	¥3,313,947	¥3,534,944	¥3,734,788	21%	6%

[1]	The three months ended December 31, 2005 includes an $8, after tax, charge to establish a valuation allowance for deferred tax balances.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$134	$148	$159	$163	$171	28%	5%	$440	$641	46%
Other fees	19	18	12	18	16	(16%)	(11%)	43	64	49%

Total fee income	153	166	171	181	187	22%	3%	483	705	46%

Reinsurance premiums	—	—	(3)	(3)	(2)	—	33%	—	(8)	—

Net premiums	—	—	(3)	(3)	(2)	—	33%	—	(8)	—

Total premiums and other considerations	153	166	168	178	185	21%	4%	483	697	44%

Net investment income
Net investment income on G/A assets	20	23	24	27	28	40%	4%	61	102	67%

Total net investment income	20	23	24	27	28	40%	4%	61	102	67%
Net realized capital (losses)	(11)	(14)	(16)	(16)	(18)	(64%)	(13%)	(34)	(64)	(88%)

Total revenues	162	175	176	189	195	20%	3%	510	735	44%

Benefits and Expenses
Benefits and losses
Death and other benefits [3]	4	7	7	5	(37)	NM	NM	27	(18)	NM
Interest credited on G/A assets	4	5	5	6	5	25%	(17%)	14	21	50%

Total benefits and losses	8	12	12	11	(32)	NM	NM	41	3	(93%)

Other insurance expenses
Commissions & wholesaling expenses	162	140	84	83	84	(48%)	1%	695	391	(44%)
Operating expenses	43	34	34	36	37	(14%)	3%	139	141	1%
Premium taxes and other expenses	10	10	6	8	5	(50%)	(38%)	46	29	(37%)

Subtotal — expenses before deferral	215	184	124	127	126	(41%)	(1%)	880	561	(36%)

Deferred policy acquisition costs	(158)	(147)	(87)	(84)	(84)	47%	—	(732)	(402)	45%

Total other insurance expense	57	37	37	43	42	(26%)	(2%)	148	159	7%
Amortization of deferred policy acquisition costs [1] [3]	28	49	48	54	15	(46%)	(72%)	133	166	25%

Total benefits and expenses	93	98	97	108	25	(73%)	(77%)	322	328	2%

Income before income taxes	69	77	79	81	170	146%	110%	188	407	116%
Income tax expense [3]	25	29	25	27	59	136%	119%	68	140	106%

Net income [2] [3]	$44	$48	$54	$54	$111	152%	106%	$120	$267	123%

[1]	Included in the three months ended December 31, 2005 is a $15, pre-tax, adjustment to DAC amortization

[2]	Net income equals core earnings for Japan.

[3]	The DAC unlock recorded in the three months ended December 31, 2006 increased net income by $53. The effect on each income statement line item is as follows:

Death and other benefits	(41)
Amortization of deferred policy acquisition costs	(41)
Income tax expense	29

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2005	2006	2006	2006	2006
VARIABLE ANNUITIES	Beginning balance	$21,892	$24,641	$26,696	$27,323	$28,265
	Deposits/Premiums/other	2,367	2,256	1,226	1,184	1,167
	Surrenders	(367)	(388)	(267)	(282)	(389)
	Death benefits/annuitizations/other	(62)	(99)	(78)	(78)	(83)

	Net Flows	1,938	1,769	881	824	695
	Change in market value/currency/change in reserve/interest credited	1,690	303	(1,126)	1,016	975
	Effect of currency translation	(879)	(17)	872	(898)	(282)

	Ending balance	$24,641	$26,696	$27,323	$28,265	$29,653

FIXED MVA AND OTHER	Beginning balance	$1,407	$1,463	$1,545	$1,667	$1,676
	Deposits/Premiums/other	122	93	82	63	36
	Surrenders	(5)	(4)	(2)	(4)	(7)
	Death benefits/annuitizations/other	(13)	(12)	(9)	(6)	(6)

	Net Flows	104	77	71	53	23
	Change in market value/currency/change in reserve/interest credited	9	5	5	10	7
	Effect of currency translation	(57)	—	46	(54)	(16)

	Ending balance	$1,463	$1,545	$1,667	$1,676	$1,690

TOTAL JAPAN	Beginning balance	$23,299	$26,104	$28,241	$28,990	$29,941
	Deposits/Premiums/other	2,489	2,349	1,308	1,247	1,203
	Surrenders	(372)	(392)	(269)	(286)	(396)
	Death benefits/annuitizations/other	(75)	(111)	(87)	(84)	(89)

	Net Flows	2,042	1,846	952	877	718
	Change in market value/change in reserve/interest credited	1,699	308	(1,121)	1,026	982
	Effect of currency translation	(936)	(17)	918	(952)	(298)

	Ending balance	$26,104	$28,241	$28,990	$29,941	$31,343

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
		2005	2006	2006	2006	2006
VARIABLE ANNUITIES	Beginning balance	¥2,481,209	¥2,908,416	¥3,149,872	¥3,123,427	¥3,337,133
	Deposits/Premiums/other	278,077	263,934	140,564	137,767	137,283
	Surrenders	(43,178)	(45,450)	(30,678)	(32,806)	(45,724)
	Death benefits/annuitizations/other	(7,274)	(11,530)	(8,930)	(9,023)	(9,810)

	Net Flows	227,625	206,954	100,956	95,938	81,749
	Change in market value/change in reserve/interest credited	199,582	34,502	(127,401)	117,768	114,544

	Ending balance	2,908,416	3,149,872	3,123,427	3,337,133	3,533,426

FIXED MVA AND OTHER	Beginning balance	159,391	172,596	182,193	190,520	197,811
	Deposits/Premiums/other	14,316	10,908	9,430	7,296	4,216
	Surrenders	(635)	(586)	(291)	(517)	(875)
	Death benefits/annuitizations/other	(754)	(743)	(977)	(679)	(662)

	Net Flows	12,927	9,579	8,162	6,100	2,679
	Change in market value/change in reserve/interest credited	533	562	601	646	687
	Effect of currency translation on USD Fixed Annuity products	(255)	(544)	(436)	545	185

	Ending balance	172,596	182,193	190,520	197,811	201,362

TOTAL JAPAN	Beginning balance	2,640,600	3,081,012	3,332,065	3,313,947	3,534,944
	Deposits/Premiums/other	292,393	274,842	149,994	145,063	141,499
	Surrenders	(43,813)	(46,036)	(30,969)	(33,323)	(46,599)
	Death benefits/annuitizations/other	(8,028)	(12,273)	(9,907)	(9,702)	(10,472)

	Net Flows	240,552	216,533	109,118	102,038	84,428
	Change in market value/change in reserve/interest credited	200,115	35,064	(126,800)	118,414	115,231
	Effect of currency translation on USD Fixed Annuity products	(255)	(544)	(436)	545	185

	Ending balance	¥3,081,012	¥3,332,065	¥3,313,947	¥3,534,944	¥3,734,788

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums [1]	$2,566	$2,629	$2,709	$2,699	$2,625	2%	(3%)	$10,487	$10,662	2%
Earned premiums [1]	2,554	2,566	2,607	2,632	2,628	3%	—	10,156	10,433	3%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	12	134	197	123	164	NM	33%	396	618	56%
Personal Lines	74	106	126	89	108	46%	21%	460	429	(7%)
Specialty Commercial	(67)	47	(43)	41	19	NM	(54%)	(165)	64	NM

Ongoing Operations underwriting results	19	287	280	253	291	NM	15%	691	1,111	61%
Other Operations [2]	(35)	(21)	(266)	(62)	(17)	51%	73%	(226)	(366)	(62%)

Total Property & Casualty underwriting results	$(16)	$266	$14	$191	$274	NM	43%	$465	$745	60%

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [3]	67.7	63.4	65.4	65.4	62.9	4.8	2.5	66.1	64.3	1.8
Prior year [4]	2.4	(0.2)	(0.4)	(1.1)	(0.8)	3.2	(0.3)	0.4	(0.6)	1.0

Total losses and loss adjustment expenses	70.2	63.3	65.1	64.4	62.1	8.1	2.3	66.5	63.7	2.8

Expenses	28.7	25.4	24.1	25.7	27.1	1.6	(1.4)	26.5	25.6	0.9
Policyholder dividends	0.3	0.2	0.1	0.3	(0.3)	0.6	0.6	0.1	0.1	—

Combined ratio	99.2	88.8	89.3	90.4	88.9	10.3	1.5	93.2	89.3	3.9

Catastrophes
Current year	4.7	1.6	2.8	1.9	1.4	3.3	0.5	3.5	1.9	1.6
Prior year	—	(0.7)	(0.7)	(1.5)	0.1	(0.1)	(1.6)	0.1	(0.7)	0.8

Catastrophe ratio [5]	4.7	0.9	2.1	0.4	1.5	3.2	(1.1)	3.6	1.2	2.4

Combined ratio before catastrophes	94.6	87.9	87.1	90.0	87.4	7.2	2.6	89.6	88.1	1.5

Combined ratio before catastrophes and prior year development [4]	92.1	87.4	86.9	89.6	88.3	3.8	1.3	89.4	88.0	1.4

Total Property & Casualty Income and ROE
Net income	$217	$424	$216	$381	$498	129%	31%	$1,236	$1,519	23%
Core earnings	220	421	235	371	448	104%	21%	1,207	1,475	22%

Core earnings ROE (last 12 months income-equity x-AOCI)	18.1%	17.7%	15.4%	16.7%	19.2%	1.1	2.5

	PROPERTY & CASUALTY
	Dec. 31,	Dec. 31,
	2005	2006	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions) [6]	$7.1	$8.3	$1.2
Hartford Fire premium to adjusted surplus ratio	1.5	1.3	(0.2)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $73 in the year ended December 31, 2005, including $13 in the fourth quarter of 2005.

[2]	The year ended December 31, 2005 included assumed reinsurance reserve strengthening of $85. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[3]	The three months ended December 31, 2005 included a current accident year reserve release totaling 0.9 points, predominantly related to Personal Lines auto liability claims. The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[6]	Estimated statutory surplus as of December 31, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums [1]	$2,566	$2,629	$2,709	$2,699	$2,625	2%	(3%)	$10,487	$10,662	2%
Change in unearned premium reserve	12	63	102	67	(3)	NM	NM	331	229	(31%)

Earned premiums [1]	2,554	2,566	2,607	2,632	2,628	3%	—	10,156	10,433	3%

Losses and loss adjustment expenses
Current year [2]	1,731	1,628	1,705	1,723	1,650	(5%)	(4%)	6,715	6,706	—
Prior year [3]	87	13	258	30	(5)	NM	NM	248	296	19%

Total losses and loss adjustment expenses [4]	1,818	1,641	1,963	1,753	1,645	(10%)	(6%)	6,963	7,002	1%

Underwriting expenses [5] [6]	744	655	626	680	716	(4%)	5%	2,713	2,677	(1%)
Dividends to policyholders	8	4	4	8	(7)	NM	NM	15	9	(40%)

Underwriting results	(16)	266	14	191	274	NM	43%	465	745	60%

Net servicing income	9	18	12	15	8	(11%)	(47%)	49	53	8%
Net investment income	351	357	365	359	405	15%	13%	1,365	1,486	9%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	1	1	2	—	100%	—	4	—
Other expenses	(51)	(52)	(76)	(40)	(55)	(8%)	(38%)	(203)	(223)	(10%)
Income tax expense	(73)	(168)	(81)	(155)	(186)	(155%)	(20%)	(469)	(590)	(26%)

Core earnings	220	421	235	371	448	104%	21%	1,207	1,475	22%

Add: Net realized capital (losses) gains, after-tax [7]	(3)	3	(19)	10	50	NM	NM	29	44	52%

Net income	$217	$424	$216	$381	$498	129%	31%	$1,236	$1,519	23%

Total Property & Casualty effective tax rate — net income	24.4%	28.6%	24.4%	29.7%	23.3%	(1.1)	(6.4)	28.2%	26.6%	(1.6)
Total Property & Casualty effective tax rate — core earnings	24.7%	28.6%	25.4%	29.5%	29.4%	4.7	(0.1)	28.0%	28.6%	0.6

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $73 in the year ended December 31, 2005, including $13 in the fourth quarter of 2005.

[2]	The three months ended December 31, 2005 included a current accident year reserve release of $23, predominantly related to Personal Lines auto liability claims. The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[3]	The year ended December 31, 2005 included assumed reinsurance reserve strengthening in Other Operations of $85, strengthening of workers’ compensation reserves in Specialty Commercial of $70, strengthening of general liability reserves in Business Insurance of $40 and a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[4]	Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[5]	The year ended December 31, 2005 included a net decrease in prior year commissions of $15 in Business Insurance.

[6]	The year ended December 31, 2005 included a Citizens’ assessment of $64 ($33 in Business Insurance and $30 in Personal Lines), including $49 in the fourth quarter of 2005 ($25 in Business Insurance and $23 in Personal Lines). The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41 ($22 in Business Insurance and $19 in Personal Lines), including $34 in the second quarter of 2006 ($18 in Business Insurance and $16 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $12 ($6 in Business Insurance and $5 in Personal Lines).

[7]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums [1]	$2,566	$2,629	$2,707	$2,699	$2,623	2%	(3%)	$10,483	$10,658	2%
Change in unearned premium reserve	12	64	101	67	(2)	NM	NM	331	230	(31%)

Earned premiums [1]	2,554	2,565	2,606	2,632	2,625	3%	—	10,152	10,428	3%

Losses and loss adjustment expenses
Current year [2]	1,731	1,628	1,705	1,723	1,650	(5%)	(4%)	6,715	6,706	—
Prior year [3]	61	(6)	(9)	(28)	(21)	NM	25%	36	(64)	NM

Total losses and loss adjustment expenses [4]	1,792	1,622	1,696	1,695	1,629	(9%)	(4%)	6,751	6,642	(2%)

Underwriting expenses [5] [6]	735	652	626	676	712	(3%)	5%	2,695	2,666	(1%)
Dividends to policyholders	8	4	4	8	(7)	NM	NM	15	9	(40%)

Underwriting results	19	287	280	253	291	NM	15%	691	1,111	61%

Net servicing income	9	18	12	15	8	(11%)	(47%)	49	53	8%
Net investment income	285	291	296	299	339	19%	13%	1,082	1,225	13%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	1	1	2	—	100%	—	4	—
Other expenses	(56)	(53)	(75)	(40)	(54)	4%	(35%)	(202)	(222)	(10%)
Income tax expense	(63)	(157)	(153)	(160)	(174)	(176%)	(9%)	(467)	(644)	(38%)

Core earnings	194	386	361	368	412	112%	12%	1,153	1,527	32%

Add: Net realized capital (losses) gains, after-tax [7]	(3)	3	(21)	7	38	NM	NM	12	27	125%

Net income	$191	$389	$340	$375	$450	136%	20%	$1,165	$1,554	33%

Ongoing Operations effective tax rate — net income	24.7%	29.0%	29.5%	30.3%	22.6%	(2.1)	(7.7)	28.9%	27.7%	(1.2)
Ongoing Operations effective tax rate — core earnings	24.9%	28.9%	29.9%	30.2%	29.6%	4.7	(0.6)	28.8%	29.6%	0.8

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $73 in the year ended December 31, 2005, including $13 in the fourth quarter of 2005.

[2]	The three months ended December 31, 2005 included a current accident year reserve release of $23, predominantly related to Personal Lines auto liability claims. The three months ended December 31, 2006 included a current accident year reserve release of $58, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[3]	The year ended December 31, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims, strengthening of workers’ compensation reserves in Specialty Commercial of $70 and, in the three months ended December 31, 2005, strengthening of Business Insurance general liability reserves of $40. The year ended December 31, 2006 included a $70 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes, a net reserve release of $58 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial.

[4]	Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[5]	The year ended December 31, 2005 included a net decrease in prior year commissions of $15 in Business Insurance.

[6]	The year ended December 31, 2005 included a Citizens’ assessment of $64 ($33 in Business Insurance and $30 in Personal Lines), including $49 in the fourth quarter of 2005 ($25 in Business Insurance and $23 in Personal Lines). The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41 ($22 in Business Insurance and $19 in Personal Lines), including $34 in the second quarter of 2006 ($18 in Business Insurance and $16 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $12 ($6 in Business Insurance and $5 in Personal Lines).

[7]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,313	$941	$369	$2,623
Change in unearned premium reserve	18	(9)	(11)	(2)

Earned premiums	1,295	950	380	2,625

Losses and loss adjustment expenses
Current year	761	622	267	1,650
Prior year	(15)	(8)	2	(21)

Total losses and loss adjustment expenses	746	614	269	1,629

Underwriting expenses	384	228	100	712
Dividends to policyholders	1	—	(8)	(7)

Underwriting results	$164	$108	$19	$291

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	58.9	65.7	69.7	62.9
Prior year [1]	(1.2)	(0.9)	0.7	(0.8)

Total losses and loss adjustment expenses	57.7	64.8	70.4	62.1

Expenses	29.6	23.8	26.9	27.1
Policyholder dividends	0.1	—	(2.1)	(0.3)

Combined ratio	87.3	88.6	95.1	88.9

Catastrophes
Current year	0.6	3.0	—	1.4
Prior year	0.4	0.3	(1.2)	0.1

Catastrophe ratio	1.0	3.3	(1.3)	1.5

Combined ratio before catastrophes	86.3	85.3	96.4	87.4

Combined ratio before catastrophes and prior year development [1]	87.9	86.5	94.4	88.3

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$5,185	$3,877	$1,596	$10,658
Change in unearned premium reserve	67	117	46	230

Earned premiums	5,118	3,760	1,550	10,428

Losses and loss adjustment expenses
Current year	3,127	2,516	1,063	6,706
Prior year	(61)	(38)	35	(64)

Total losses and loss adjustment expenses	3,066	2,478	1,098	6,642

Underwriting expenses	1,420	853	393	2,666
Dividends to policyholders	14	—	(5)	9

Underwriting results	$618	$429	$64	$1,111

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	61.1	66.9	68.5	64.3
Prior year [1]	(1.2)	(1.0)	2.3	(0.6)

Total losses and loss adjustment expenses	59.9	65.9	70.8	63.7

Expenses	27.7	22.7	25.4	25.6
Policyholder dividends	0.3	—	(0.3)	0.1

Combined ratio	87.9	88.6	95.9	89.3

Catastrophes
Current year	1.4	3.2	0.6	1.9
Prior year	(0.4)	(0.4)	(2.4)	(0.7)

Catastrophe ratio	1.0	2.8	(1.9)	1.2

Combined ratio before catastrophes	86.9	85.8	97.8	88.1

Combined ratio before catastrophes and prior year development [1]	87.7	86.4	93.0	88.0

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$2,566	$2,629	$2,707	$2,699	$2,623	2%	(3%)	$10,483	$10,658	2%
Change in unearned premium reserve	12	64	101	67	(2)	NM	NM	331	230	(31%)

Earned premiums [1]	2,554	2,565	2,606	2,632	2,625	3%	—	10,152	10,428	3%

Losses and loss adjustment expenses
Current year	1,731	1,628	1,705	1,723	1,650	(5%)	(4%)	6,715	6,706	—
Prior year [2]	61	(6)	(9)	(28)	(21)	NM	25%	36	(64)	NM

Total losses and loss adjustment expenses [3]	1,792	1,622	1,696	1,695	1,629	(9%)	(4%)	6,751	6,642	(2%)

Underwriting expenses [4] [5]	735	652	626	676	712	(3%)	5%	2,695	2,666	(1%)
Dividends to policyholders	8	4	4	8	(7)	NM	NM	15	9	(40%)

Underwriting results	$19	$287	$280	$253	$291	NM	15%	$691	$1,111	61%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [6]	67.7	63.4	65.4	65.4	62.9	4.8	2.5	66.1	64.3	1.8
Prior year [2] [7]	2.4	(0.2)	(0.4)	(1.1)	(0.8)	3.2	(0.3)	0.4	(0.6)	1.0

Total losses and loss adjustment expenses	70.2	63.3	65.1	64.4	62.1	8.1	2.3	66.5	63.7	2.8

Expenses	28.7	25.4	24.1	25.7	27.1	1.6	(1.4)	26.5	25.6	0.9
Policyholder dividends	0.3	0.2	0.1	0.3	(0.3)	0.6	0.6	0.1	0.1	—

Combined ratio	99.2	88.8	89.3	90.4	88.9	10.3	1.5	93.2	89.3	3.9

Catastrophes
Current year	4.7	1.6	2.8	1.9	1.4	3.3	0.5	3.5	1.9	1.6
Prior year	—	(0.7)	(0.7)	(1.5)	0.1	(0.1)	(1.6)	0.1	(0.7)	0.8

Catastrophe ratio [3]	4.7	0.9	2.1	0.4	1.5	3.2	(1.1)	3.6	1.2	2.4

Combined ratio before catastrophes	94.6	87.9	87.1	90.0	87.4	7.2	2.6	89.6	88.1	1.5

Combined ratio before catastrophes and prior year development [7]	92.1	87.4	86.9	89.6	88.3	3.8	1.3	89.4	88.0	1.4

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $73 in the year ended December 31, 2005, including $13 in the fourth quarter of 2005.

[2]	The year ended December 31, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims, strengthening of workers’ compensation reserves in Specialty Commercial of $70 and, in the three months ended December 31, 2005, strengthening of Business Insurance general liability reserves of $40. The year ended December 31, 2006 included a $70 net release of catastrophe reserves, primarily related to the 2004 and 2005 hurricanes, a net reserve release of $58 related to allocated loss adjustment expense reserves on workers’ compensation and package business in Business Insurance and a $45 strengthening of construction defects claim reserves in Specialty Commercial.

[3]	Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	The year ended December 31, 2005 included a net decrease in prior year commissions of $15 in Business Insurance.

[5]	The year ended December 31, 2005 included a Citizens’ assessment of $64 ($33 in Business Insurance and $30 in Personal Lines), including $49 in the fourth quarter of 2005 ($25 in Business Insurance and $23 in Personal Lines). The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41 ($22 in Business Insurance and $19 in Personal Lines), including $34 in the second quarter of 2006 ($18 in Business Insurance and $16 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $12 ($6 in Business Insurance and $5 in Personal Lines).

[6]	The three months ended December 31, 2005 included a current accident year reserve release totaling 0.9 points, predominantly related to Personal Lines auto liability claims. The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[7]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$1,293	$1,302	$1,276	$1,294	$1,313	2%	1%	$5,001	$5,185	4%
Change in unearned premium reserve	49	39	8	2	18	(63%)	NM	216	67	(69%)

Earned premiums [1]	1,244	1,263	1,268	1,292	1,295	4%	—	4,785	5,118	7%

Losses and loss adjustment expenses Current year	810	767	778	821	761	(6%)	(7%)	2,949	3,127	6%
Prior year [2]	36	10	(36)	(20)	(15)	NM	25%	22	(61)	NM

Total losses and loss adjustment expenses [3]	846	777	742	801	746	(12%)	(7%)	2,971	3,066	3%

Underwriting expenses [4] [5]	380	349	326	361	384	1%	6%	1,411	1,420	1%
Dividends to policyholders	6	3	3	7	1	(83%)	(86%)	7	14	100%

Underwriting results	$12	$134	$197	$123	$164	NM	33%	$396	$618	56%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [6]	65.1	60.8	61.3	63.5	58.9	6.2	4.6	61.6	61.1	0.5
Prior year [2] [7]	2.9	0.8	(2.8)	(1.5)	(1.2)	4.1	(0.3)	0.5	(1.2)	1.7

Total losses and loss adjustment expenses	68.1	61.5	58.5	62.0	57.7	10.4	4.3	62.1	59.9	2.2

Expenses	30.5	27.7	25.7	27.9	29.6	0.9	(1.7)	29.5	27.7	1.8
Policyholder dividends	0.5	0.2	0.3	0.5	0.1	0.4	0.4	0.1	0.3	(0.2)

Combined ratio	99.0	89.4	84.5	90.4	87.3	11.7	3.1	91.7	87.9	3.8

Catastrophes
Current year	4.2	1.2	1.9	1.9	0.6	3.6	1.3	1.9	1.4	0.5
Prior year	(0.1)	0.5	(0.3)	(2.0)	0.4	(0.5)	(2.4)	0.1	(0.4)	0.5

Catastrophe ratio [3]	4.1	1.7	1.6	(0.1)	1.0	3.1	(1.1)	2.0	1.0	1.0

Combined ratio before catastrophes	94.9	87.7	82.9	90.5	86.3	8.6	4.2	89.7	86.9	2.8

Combined ratio before catastrophes and prior year development [7]	91.9	87.4	85.4	90.0	87.9	4.0	2.1	89.4	87.7	1.7

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $16 in the year ended December 31, 2005, including $2 in the fourth quarter of 2005.

[2]	The three months ended December 31, 2005 included a $40 increase in general liability reserves. The year ended December 31, 2006 included a net catastrophe reserve release of $19, primarily related to the 2004 and 2005 hurricanes and a net reserve release of $58 related to allocated loss adjustment expense reserves on workers’ compensation and package business, including $38 in the second quarter of 2006 and $20 in the fourth quarter of 2006.

[3]	Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	The year ended December 31, 2005 included a net decrease in prior year commissions of $15.

[5]	The year ended December 31, 2005 included a Citizens’ assessment of $33, including $25 in the fourth quarter of 2005. The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $22, including $18 in the second quarter of 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $6.

[6]	The three months ended December 31, 2006 included a current accident year reserve release totaling 2.2 points, predominantly related to workers’ compensation claims and package business.

[7]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
WRITTEN PREMIUMS [1]

Small Commercial	$638	$721	$684	$657	$666	4%	1%	$2,545	$2,728	7%
Middle Market	655	581	592	637	647	(1%)	2%	2,456	2,457	—

Total	$1,293	$1,302	$1,276	$1,294	$1,313	2%	1%	$5,001	$5,185	4%

EARNED PREMIUMS [1]

Small Commercial	$634	$643	$656	$668	$685	8%	3%	$2,421	$2,652	10%
Middle Market	610	620	612	624	610	—	(2%)	2,364	2,466	4%

Total	$1,244	$1,263	$1,268	$1,292	$1,295	4%	—	$4,785	$5,118	7%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$901	$901	$1,013	$1,022	$941	4%	(8%)	$3,676	$3,877	5%
Change in unearned premium reserve	(16)	(18)	74	70	(9)	44%	NM	66	117	77%

Earned premiums [1]	917	919	939	952	950	4%	—	3,610	3,760	4%

Losses and loss adjustment expenses
Current year	586	589	650	655	622	6%	(5%)	2,389	2,516	5%
Prior year [2]	15	14	(37)	(7)	(8)	NM	(14%)	(95)	(38)	60%

Total losses and loss adjustment expenses [3]	601	603	613	648	614	2%	(5%)	2,294	2,478	8%

Underwriting expenses [4]	242	210	200	215	228	(6%)	6%	856	853	—

Underwriting results	$74	$106	$126	$89	$108	46%	21%	$460	$429	(7%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year [5]	64.0	64.0	69.4	68.6	65.7	(1.7)	2.9	66.2	66.9	(0.7)
Prior year [2] [6]	1.6	1.5	(4.0)	(0.7)	(0.9)	2.5	0.2	(2.6)	(1.0)	(1.6)

Total losses and loss adjustment expenses	65.7	65.6	65.4	67.9	64.8	0.9	3.1	63.6	65.9	(2.3)

Expenses	26.2	22.9	21.2	22.8	23.8	2.4	(1.0)	23.7	22.7	1.0

Combined ratio	91.9	88.5	86.6	90.7	88.6	3.3	2.1	87.3	88.6	(1.3)

Catastrophes
Current year	0.8	2.6	4.8	2.3	3.0	(2.2)	(0.7)	2.7	3.2	(0.5)
Prior year	0.1	0.6	(1.2)	(1.1)	0.3	(0.2)	(1.4)	0.2	(0.4)	0.6

Catastrophe ratio [3]	0.9	3.2	3.6	1.2	3.3	(2.4)	(2.1)	2.9	2.8	0.1

Combined ratio before catastrophes	91.0	85.3	83.0	89.5	85.3	5.7	4.2	84.4	85.8	(1.4)

Combined ratio before catastrophes and prior year development [6]	89.4	84.4	85.7	89.0	86.5	2.9	2.5	87.2	86.4	0.8

COMBINED RATIO
Automobile	99.3	93.2	92.2	96.6	92.5	6.8	4.1	90.7	93.6	(2.9)
Homeowners	69.8	74.5	70.4	73.7	77.5	(7.7)	(3.8)	76.6	74.0	2.6

Total	91.9	88.5	86.6	90.7	88.6	3.3	2.1	87.3	88.6	(1.3)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $31 in the year ended December 31, 2005, including $3 in the fourth quarter of 2005.

[2]	The year ended December 31, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. The year ended December 31, 2006 included a net catastrophe reserve release of $14, primarily related to the 2004 and 2005 hurricanes.

[3]	Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	The year ended December 31, 2005 included a Citizens’ assessment of $30, including $23 in the fourth quarter of 2005. The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $19, including $16 in the second quarter of 2006. These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $5.

[5]	The three months ended December 31, 2005 and 2006, included a current accident year reserve release totaling 2.8 points and 3.1 points, respectively, predominantly related to auto liability claims.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$580	$589	$678	$683	$630	9%	(8%)	$2,373	$2,580	9%
Agency	260	250	283	291	276	6%	(5%)	1,020	1,100	8%
Other	61	62	52	48	35	(43%)	(27%)	283	197	(30%)

Total	$901	$901	$1,013	$1,022	$941	4%	(8%)	$3,676	$3,877	5%

EARNED PREMIUMS [1]

AARP	$589	$595	$612	$624	$635	8%	2%	$2,296	$2,466	7%
Agency	257	258	266	271	273	6%	1%	997	1,068	7%
Other	71	66	61	57	42	(41%)	(26%)	317	226	(29%)

Total	$917	$919	$939	$952	$950	4%	—	$3,610	$3,760	4%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$666	$690	$735	$737	$694	4%	(6%)	$2,753	$2,856	4%
Homeowners	235	211	278	285	247	5%	(13%)	923	1,021	11%

Total	$901	$901	$1,013	$1,022	$941	4%	(8%)	$3,676	$3,877	5%

EARNED PREMIUMS [1]

Automobile	$686	$686	$695	$708	$703	2%	(1%)	$2,728	$2,792	2%
Homeowners	231	233	244	244	247	7%	1%	882	968	10%

Total	$917	$919	$939	$952	$950	4%	—	$3,610	$3,760	4%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums[1]	$372	$426	$418	$383	$369	(1%)	(4%)	$1,806	$1,596	(12%)
Change in unearned premium reserve	(21)	43	19	(5)	(11)	48%	(120%)	49	46	(6%)

Earned premiums [1]	393	383	399	388	380	(3%)	(2%)	1,757	1,550	(12%)

Losses and loss adjustment expenses
Current year	335	272	277	247	267	(20%)	8%	1,377	1,063	(23%)
Prior year [2]	10	(30)	64	(1)	2	(80%)	NM	109	35	(68%)

Total losses and loss adjustment expenses [3]	345	242	341	246	269	(22%)	9%	1,486	1,098	(26%)

Underwriting expenses	113	93	100	100	100	(12%)	—	428	393	(8%)
Dividends to policy holders	2	1	1	1	(8)	NM	NM	8	(5)	NM

Underwriting results	$(67)	$47	$(43)	$41	$19	NM	(54%)	$(165)	$64	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current year	84.6	70.9	69.4	64.0	69.7	14.9	(5.7)	78.4	68.5	9.9
Prior year [2] [4]	2.7	(7.4)	15.9	(0.5)	0.7	2.0	(1.2)	6.2	2.3	3.9

Total losses and loss adjustment expenses	87.3	63.6	85.3	63.5	70.4	16.9	(6.9)	84.6	70.8	13.8

Expenses	29.1	23.7	25.8	25.4	26.9	2.2	(1.5)	24.3	25.4	(1.1)
Policy holder dividends	0.7	0.4	(0.1)	0.5	(2.1)	2.8	2.6	0.5	(0.3)	0.8

Combined ratio	117.0	87.7	111.0	89.4	95.1	21.9	(5.7)	109.4	95.9	13.5

Catastrophes
Current year	15.1	0.5	1.0	0.7	—	15.1	0.7	9.3	0.6	8.7
Prior year	—	(7.6)	(0.4)	(0.5)	(1.2)	1.2	0.7	0.1	(2.4)	2.5

Catastrophe ratio [3]	15.1	(7.1)	0.6	0.1	(1.3)	16.4	1.4	9.5	(1.9)	11.4

Combined ratio before catastrophes	101.9	94.8	110.4	89.2	96.4	5.5	(7.2)	99.9	97.8	2.1

Combined ratio before catastrophes and prior year development [4]	99.2	94.6	94.0	89.2	94.4	4.8	(5.2)	93.8	93.0	0.8

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $26 in the year ended December 31, 2005, including $8 in the fourth quarter of 2005.

[2]	The year ended December 31, 2005 included workers compensation reserve strengthening of $70. The three months ended June 30, 2006 included an increase of $45 for construction defect claims. The year ended December 31, 2006 included a net catastrophe reserve release of $37.

[3]	Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
WRITTEN PREMIUMS [1]

Property	$32	$43	$69	$49	$51	59%	4%	$211	$212	—
Casualty	132	189	139	130	112	(15%)	(14%)	815	570	(30%)
Professional Liability, Fidelity and Surety	169	157	174	179	187	11%	4%	613	697	14%
Other	39	37	36	25	19	(51%)	(24%)	167	117	(30%)

Total	$372	$426	$418	$383	$369	(1%)	(4%)	$1,806	$1,596	(12%)

EARNED PREMIUMS [1]

Property	$57	$55	$54	$51	$53	(7%)	4%	$245	$213	(13%)
Casualty	151	142	147	146	132	(13%)	(10%)	787	567	(28%)
Professional Liability, Fidelity and Surety	145	154	160	171	165	14%	(4%)	555	650	17%
Other	40	32	38	20	30	(25%)	50%	170	120	(29%)

Total	$393	$383	$399	$388	$380	(3%)	(2%)	$1,757	$1,550	(12%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	THREE MONTHS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2005	2006	2006	2006	2006
Written Price Increases/(Decreases)
Business Insurance	(3%)	(2%)	(1%)	(2%)	(2%)
Personal Lines Automobile	(1%)	—	—	(1%)	(1%)
Personal Lines Homeowners	5%	4%	4%	4%	6%

Premium Retention
Business Insurance	86%	85%	84%	86%	84%
Personal Lines Automobile	88%	86%	87%	87%	87%
Personal Lines Homeowners	97%	94%	95%	95%	93%

New Business % to Net Written Premium
Business Insurance	23%	20%	19%	19%	18%
Personal Lines Automobile	15%	16%	15%	18%	17%
Personal Lines Homeowners	15%	15%	16%	16%	16%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums	$—	$—	$2	$—	$2	—	—	$4	$4	—
Change in unearned premium reserve	—	(1)	1	—	(1)	—	—	—	(1)	—

Earned premiums	—	1	1	—	3	—	—	4	5	25%

Losses and loss adjustment expenses
Current year	—	—	—	—	—	—	—	—	—	—
Prior year [1]	26	19	267	58	16	(38%)	(72%)	212	360	70%

Total losses and loss adjustment expenses	26	19	267	58	16	(38%)	(72%)	212	360	70%

Underwriting expenses	9	3	—	4	4	(56%)	—	18	11	(39%)

Underwriting results	$(35)	$(21)	$(266)	$(62)	$(17)	51%	73%	$(226)	$(366)	(62%)

Net investment income	66	66	69	60	66	—	10%	283	261	(8%)
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	—	—	—	—	—	—
Other income (expenses)	5	1	(1)	—	(1)	NM	—	(1)	(1)	—
Income tax (expense) benefit	(10)	(11)	72	5	(12)	(20%)	NM	(2)	54	NM

Core earnings	26	35	(126)	3	36	38%	NM	54	(52)	NM

Add: Net realized capital gains, after-tax	—	—	2	3	12	—	NM	17	17	—

Net income (loss)	$26	$35	$(124)	$6	$48	85%	NM	$71	$(35)	NM

[1]	The year ended December 31, 2005 included assumed reinsurance reserve strengthening of $85 and environmental reserve strengthening of $37. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended September 30, 2006 included environmental reserve strengthening of $43.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

	Asbestos	Environmental	All Other [1][5]	Total
For the Three Months Ended December 31, 2006
Beginning liability — net [2] [3]	$2,254	$338	$2,117	$4,709
Losses and loss adjustment expenses incurred	42	2	(28)	16
Losses and loss adjustment expenses paid	(54)	(24)	(231)	(309)

Ending liability — net [2] [3]	$2,242[4]	$316	$1,858	$4,416

	Asbestos	Environmental	All Other [1][5]	Total
For the Twelve Months Ended December 31, 2006
Beginning liability — net [2] [3]	$2,291	$360	$2,240	$4,891
Losses and loss adjustment expenses incurred	314	62	(16)	360
Losses and loss adjustment expenses paid	(363)	(106)	(366)	(835)

Ending liability — net [2] [3]	$2,242[4]	$316	$1,858	$4,416

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $9 and $6, respectively, as of December 31, 2006, $9 and $6, respectively, as of September 30, 2006, and $10 and $6, respectively, as of December 31, 2005. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and twelve months ended December 31, 2006 includes $1 and $11, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and twelve months ended December 31, 2006 includes $1 and $12, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $3,242 and $362, respectively, as of December 31, 2006, $3,400 and $387, respectively, as of September 30, 2006, and $3,845 and $432, respectively, as of December 31, 2005.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $368 and $595, respectively, resulting in a one year net survival ratio of 6.1 and a three year net survival ratio of 3.8 (9.0 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

[5]	The Company includes its allowance for uncollectible reinsurance in the “All Other” category of reserves. When the Company commutes a ceded reinsurance contract or settles a ceded reinsurance dispute, the portion of the allowance for uncollectible reinsurance attributable to that commutation or settlement, if any, is reclassified to the appropriate cause of loss.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
For the Three Months Ended December 31, 2006
Gross
Direct	$125	$2	$22	$—
Assumed — Domestic	19	—	1	—
London Market	16	—	2	—

Total	160	2	25	—

Ceded	(106)	40	(1)	2

Net	$54	$42	$24	$2

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
For the Twelve Months Ended December 31, 2006
Gross
Direct	$346	$5	$45	$57
Assumed — Domestic	199	4	50	(25)
London Market	66	—	9	3

Total	611	9	104	35

Ceded	(248)	305	2	27

Net	$363	$314	$106	$62

[1]	Excludes asbestos and environmental paid and incurred losses and LAE reported in Ongoing Operations. Total gross losses and LAE incurred in Ongoing Operations for the three and twelve months ended December 31, 2006 includes $1 and $10, respectively, related to asbestos and environmental claims. Total gross losses and LAE paid in Ongoing Operations for the three and twelve months ended December 31, 2006 includes $1 and $12, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended December 31, 2006
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 10/01/06 - gross	$7,564	$2,093	$6,137	$15,794	$6,055	$21,849
Reinsurance and other recoverables	570	183	1,992	2,745	1,346	4,091

Liabilities for unpaid losses and loss adjustment expenses at 10/01/06 - net	6,994	1,910	4,145	13,049	4,709	17,758

Provision for unpaid losses and loss adjustment expenses
Current year	761	622	267	1,650	—	1,650
Prior year	(15)	(8)	2	(21)	16	(5)

Total provision for unpaid losses and loss adjustment expenses	746	614	269	1,629	16	1,645

Payments	(596)	(588)	(195)	(1,379)	(309)	(1,688)
Net reserves of Omni business sold	—	(111)	—	(111)	—	(111)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/06 - net	7,144	1,825	4,219	13,188	4,416	17,604
Reinsurance and other recoverables	650	134	2,303	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 12/31/06 - gross	$7,794	$1,959	$6,522	$16,275	$5,716	$21,991

Earned premiums	$1,295	$950	$380	$2,625	$3	$2,628
Loss and loss expense paid ratio	46.2	62.1	50.2	52.5
Loss and loss expense incurred ratio	57.7	64.8	70.4	62.1
Prior accident year development (pts.)	(1.2)	(0.9)	0.7	(0.8)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Year Ended December 31, 2006
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/06 - gross	$7,066	$2,152	$6,202	$15,420	$6,846	$22,266
Reinsurance and other recoverables	709	385	2,354	3,448	1,955	5,403

Liabilities for unpaid losses and loss adjustment expenses at 1/1/06 - net	6,357	1,767	3,848	11,972	4,891	16,863

Provision for unpaid losses and loss adjustment expenses
Current year	3,127	2,516	1,063	6,706	—	6,706
Prior year	(61)	(38)	35	(64)	360	296

Total provision for unpaid losses and loss adjustment expenses	3,066	2,478	1,098	6,642	360	7,002

Payments	(2,279)	(2,309)	(727)	(5,315)	(835)	(6,150)
Net reserves of Omni business sold	—	(111)	—	(111)	—	(111)

Liabilities for unpaid losses and loss adjustment expenses at 12/31/06 - net	7,144	1,825	4,219	13,188	4,416	17,604
Reinsurance and other recoverables	650	134	2,303	3,087	1,300	4,387

Liabilities for unpaid losses and loss adjustment expenses at 12/31/06 - gross	$7,794	$1,959	$6,522	$16,275	$5,716	$21,991

Earned premiums	$5,118	$3,760	$1,550	$10,428	$5	$10,433
Loss and loss expense paid ratio	44.6	61.4	46.8	51.0
Loss and loss expense incurred ratio	59.9	65.9	70.8	63.7
Prior accident year development (pts.)	(1.2)	(1.0)	2.3	(0.6)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	December 31,	December 31,
	2006	2005
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$460	$580
Unpaid Loss and Loss Adjustment Expenses	4,417	5,393

Subtotal Gross Reinsurance Recoverables	4,877	5,973

Less: Allowance for Uncollectible Reinsurance	(412)	(413)

Net Reinsurance Recoverables	$4,465	$5,560

Distribution of Gross Reinsurance Recoverables [1]

	As of December 31, 2006		As of December 31, 2005
	Amount	% of Total	Amount	% of Total
Gross Reinsurance Recoverables	$4,877		$5,973

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(673)		(495)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$4,204		$5,478

Rated A- (Excellent) or better by A.M. Best [2]	$3,050	72.5%	$3,629	66.2%
Other Rated by A.M. Best	162	3.9%	233	4.3%

Total Rated Companies	3,212	76.4%	3,862	70.5%

Voluntary Pools	223	5.3%	291	5.3%
Captives	197	4.7%	188	3.4%
Other Not Rated Companies	572	13.6%	1,137	20.8%

Total	$4,204	100.0%	$5,478	100.0%

[1]	The balances as of December 31, 2005 have been presented on a gross basis to conform with the current year presentation. Previously these balances were presented on a net basis.

[2]	Based on A.M. Best ratings as of December 31, 2006 and 2005, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Earned premiums	$2,554	$2,566	$2,607	$2,632	$2,628	3%	—	$10,156	$10,433	3%
Net investment income	351	357	365	359	405	15%	13%	1,365	1,486	9%
Other revenues	121	123	114	118	118	(2%)	—	463	473	2%
Net realized capital (losses) gains	(6)	5	(29)	16	17	NM	6%	44	9	(80%)

Total revenues	3,020	3,051	3,057	3,125	3,168	5%	1%	12,028	12,401	3%

Losses and loss adjustment expenses [1]	1,818	1,641	1,963	1,753	1,645	(10%)	(6%)	6,963	7,002	1%
Amortization of deferred policy acquisition costs	507	518	523	531	534	5%	1%	1,997	2,106	5%
Insurance operating costs and expenses [2]	245	141	107	157	175	(29%)	11%	731	580	(21%)
Other expenses	163	157	178	143	165	1%	15%	617	643	4%

Total benefits and expenses	2,733	2,457	2,771	2,584	2,519	(8%)	(3%)	10,308	10,331	—

Income before income taxes	287	594	286	541	649	126%	20%	1,720	2,070	20%

Income tax expense	70	170	70	160	151	116%	(6%)	484	551	14%

Net income	217	424	216	381	498	129%	31%	1,236	1,519	23%

Less: Net realized capital (losses) gains, after-tax [3]	(3)	3	(19)	10	50	NM	NM	29	44	52%

Core earnings	$220	$421	$235	$371	$448	104%	21%	$1,207	$1,475	22%

Total Property & Casualty effective tax rate — net income	24.4%	28.6%	24.4%	29.7%	23.3%	(1.1)	(6.4)	28.2%	26.6%	(1.6)
Total Property & Casualty effective tax rate — core earnings	24.7%	28.6%	25.4%	29.5%	29.4%	4.7	(0.1)	28.0%	28.6%	0.6

[1]	The year ended December 31, 2005 included assumed reinsurance reserve strengthening in Other Operations of $85, workers’ compensation reserves in Specialty Commercial of $70, general liability reserves in Business Insurance of $40 and a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. Catastrophe losses for the year ended December 31, 2005 included losses from Hurricanes Katrina, Rita and Wilma. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma. The three months ended December 31, 2005 included a current accident year reserve release of $23, predominantly related to Personal Lines auto liability claims. The three months ended December 31, 2006 included a current accident year reserve release of $58, predominantly related to Personal Lines auto liability claims and Business Insurance workers’ compensation claims and package business.

[2]	The year ended December 31, 2005 included a net decrease in prior year commissions of $15 in Business Insurance. The year ended December 31, 2005 included a Citizens’ assessment of $64 ($33 in Business Insurance and $30 in Personal Lines), including $49 in the fourth quarter of 2005 ($25 in Business Insurance and $23 in Personal Lines). The year ended December 31, 2006 included a reduction to the Citizens’ assessment of $41 ($22 in Business Insurance and $19 in Personal Lines), including $34 in the second quarter of 2006 ($18 in Business Insurance and $16 in Personal Lines). These assessments and reductions thereto related to 2004 and 2005 hurricanes. The year ended December 31, 2006 included Citizens’ assessment recoupments of $12 ($6 in Business Insurance and $5 in Personal Lines).

[3]	The three months ended December 31, 2006 included a $25 after-tax gain on the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Year	Sequential
	2005	2006	2006	2006	2006	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$25,330	$24,984	$25,377	$26,460	$27,178	7%	3%
Equity securities, available for sale, at fair value	661	719	796	783	873	32%	11%
Mortgage loans	218	225	286	291	409	88%	41%
Other investments	644	712	797	843	840	30%	—

Total investments	26,853	26,640	27,256	28,377	29,300	9%	3%

Cash	272	290	193	156	225	(17%)	44%
Premiums receivable and agents’ balances	3,308	3,321	3,312	3,308	3,251	(2%)	(2%)
Reinsurance recoverables	5,560	5,261	4,485	4,232	4,465	(20%)	6%
Deferred policy acquisition costs	1,134	1,150	1,176	1,202	1,197	6%	—
Deferred income tax	904	984	1,061	715	608	(33%)	(15%)
Goodwill	152	152	152	152	149	(2%)	(2%)
Property and equipment, net	485	485	504	523	543	12%	4%
Other assets	1,614	1,624	1,552	1,404	1,281	(21%)	(9%)

Total assets	$40,282	$39,907	$39,691	$40,069	$41,019	2%	2%

Unpaid losses and loss adjustment expenses	$22,266	$21,974	$21,770	$21,849	$21,991	(1%)	1%
Unearned premiums	5,502	5,607	5,580	5,589	5,522	—	(1%)
Other liabilities	3,865	3,492	3,562	2,884	3,321	(14%)	15%

Total liabilities	31,633	31,073	30,912	30,322	30,834	(3%)	2%

Equity, x-AOCI, net of tax	8,398	8,816	8,949	9,451	9,851	17%	4%
AOCI, net of tax	251	18	(170)	296	334	33%	13%

Total stockholders’ equity	8,649	8,834	8,779	9,747	10,185	18%	4%

Total liabilities and stockholders’ equity	$40,282	$39,907	$39,691	$40,069	$41,019	2%	2%

Hartford Fire NAIC RBC	509%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Sept. 30, 2006	Dec. 31, 2005
Statutory Capital and Surplus	$7,759	$6,980
GAAP Adjustments
Deferred policy acquisition costs	1,202	1,134
Deferred taxes	(540)	(355)
Benefit reserves	(147)	(165)
Unrealized gains on investments	419	324
Goodwill	114	104
Non-admitted assets	1,044	745
Other, net	(104)	(118)

GAAP Stockholders’ Equity	$9,747	$8,649

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$885	$897	$911	$937	$988	12%	5%	$3,426	$3,733	9%
Tax-exempt	137	135	133	132	133	(3%)	1%	526	533	1%

Total fixed maturities	1,022	1,032	1,044	1,069	1,121	10%	5%	3,952	4,266	8%
Equities
Available-for-sale	19	23	21	23	25	32%	9%	58	92	59%
Held for trading	1,823	454	(970)	1,185	1,155	(37%)	(3%)	3,847	1,824	(53%)

Total equities	1,842	477	(949)	1,208	1,180	(36%)	(2%)	3,905	1,916	(51%)
Mortgage loans	26	31	36	42	49	88%	17%	84	158	88%
Policy loans	36	33	36	37	36	—	(3%)	144	142	(1%)
Limited partnerships	21	6	35	26	39	86%	50%	105	106	1%
Other	17	24	3	(10)	(3)	NM	70%	104	14	(87%)

Subtotal	2,964	1,603	205	2,372	2,422	(18%)	2%	8,294	6,602	(20%)
Less: Investment expense	20	22	17	23	25	25%	9%	63	87	38%

Total net investment income (loss)	$2,944	$1,581	$188	$2,349	$2,397	(19%)	2%	$8,231	$6,515	(21%)
Less: Securities held for trading	1,823	454	(970)	1,185	1,155	(37%)	(3%)	3,847	1,824	(53%)

Total net investment income excluding trading securities	$1,121	$1,127	$1,158	$1,164	$1,242	11%	7%	$4,384	$4,691	7%

Investment yield, before-tax [2]	5.6%	5.6%	5.7%	5.6%	5.9%	0.3	0.3	5.7%	5.7%	—
Investment yield, after-tax [2]	3.9%	3.9%	3.9%	3.9%	4.0%	0.1	0.1	3.9%	3.9%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$63	$91	$89	$103	$137	117%	33%	$509	$420	(17%)
Gross losses on sale	(81)	(106)	(124)	(107)	(84)	(4%)	21%	(364)	(421)	(16%)
Impairments
Credit related	(16)	—	—	(3)	(7)	56%	(133%)	(41)	(10)	76%
Other [3]	—	(23)	(66)	(18)	(4)	—	78%	(6)	(111)	NM

Total impairments	(16)	(23)	(66)	(21)	(11)	31%	48%	(47)	(121)	(157%)
Japanese fixed annuity contract hedges, net [4]	—	(44)	(14)	38	3	—	(92%)	(36)	(17)	53%
Periodic net coupon settlements on credit derivatives/Japan [5]	(11)	(14)	(7)	(11)	(12)	(9%)	(9%)	(32)	(44)	(38%)
GMWB derivatives, net	(53)	(13)	(22)	9	—	100%	(100%)	(46)	(26)	43%
Other net gain (loss) [6]	10	(12)	(35)	16	(11)	NM	NM	33	(42)	NM

Total net realized capital gains (losses)	$(88)	$(121)	$(179)	$27	$22	NM	(19%)	$17	$(251)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost.

These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

In addition, the three months ended December 31, 2006 includes a before-tax benefit of $35 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$657	$663	$673	$692	$714	9%	3%	$2,545	$2,742	8%
Tax-exempt	30	29	30	29	30	—	3%	114	118	4%

Total fixed maturities	687	692	703	721	744	8%	3%	2,659	2,860	8%
Equities
Available-for-sale	13	15	13	13	15	15%	15%	40	56	40%
Held for trading	1,823	454	(970)	1,185	1,155	(37%)	(3%)	3,847	1,824	(53%)

Total equities	1,836	469	(957)	1,198	1,170	(36%)	(2%)	3,887	1,880	(52%)
Mortgage loans	23	28	32	38	44	91%	16%	73	142	95%
Policy loans	36	33	36	37	36	—	(3%)	144	142	(1%)
Limited partnerships	11	9	23	14	23	109%	64%	59	69	17%
Other	10	5	(4)	(4)	(19)	NM	NM	69	(22)	NM

Subtotal	2,603	1,236	(167)	2,004	1,998	(23%)	—	6,891	5,071	(26%)
Less: Investment expense	15	16	12	17	18	20%	6%	46	63	37%

Total net investment income (loss)	$2,588	$1,220	$(179)	$1,987	$1,980	(23%)	—	$6,845	$5,008	(27%)
Less: Securities held for trading	1,823	454	(970)	1,185	1,155	(37%)	(3%)	3,847	1,824	(53%)

Total net investment income excluding trading securities	$765	$766	$791	$802	$825	8%	3%	$2,998	$3,184	6%

Investment yield, before-tax [2]	5.7%	5.7%	5.8%	5.8%	5.9%	0.2	0.1	5.7%	5.8%	0.1
Investment yield, after-tax [2]	3.8%	3.8%	3.8%	3.8%	3.9%	0.1	0.1	3.8%	3.8%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$36	$41	$48	$61	$65	81%	7%	$346	$215	(38%)
Gross losses on sale	(50)	(59)	(82)	(66)	(50)	—	24%	(254)	(257)	(1%)
Impairments
Credit related	(15)	—	—	(3)	(7)	53%	(133%)	(32)	(10)	69%
Other [3]	—	(9)	(43)	(14)	—	—	100%	(5)	(66)	NM

Total impairments	(15)	(9)	(43)	(17)	(7)	53%	59%	(37)	(76)	(105%)
Japanese fixed annuity contract hedges, net [4]	—	(44)	(14)	38	3	—	(92%)	(36)	(17)	53%
Periodic net coupon settlements on credit derivatives/Japan [5]	(11)	(14)	(8)	(12)	(14)	(27%)	(17%)	(32)	(48)	(50%)
GMWB derivatives, net	(53)	(13)	(22)	9	—	100%	(100%)	(46)	(26)	43%
Other net gain (loss) [6]	11	(28)	(29)	(2)	8	(27%)	NM	34	(51)	NM

Total net realized capital gains (losses)	$(82)	$(126)	$(150)	$11	$5	NM	(55%)	$(25)	$(260)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost.

These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

In addition, the three months ended December 31, 2006 includes a before-tax benefit of $25 received from the WorldCom security settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$223	$230	$236	$242	$263	18%	9%	$868	$971	12%
Tax-exempt	107	106	103	103	103	(4%)	—	412	415	1%

Total fixed maturities	330	336	339	345	366	11%	6%	1,280	1,386	8%
Equities — available-for-sale	6	8	8	10	9	50%	(10%)	18	35	94%
Mortgage loans	3	3	4	4	5	67%	25%	11	16	45%
Limited partnerships	10	(3)	12	12	16	60%	33%	46	37	(20%)
Other	7	19	7	(6)	16	129%	NM	27	36	33%

Subtotal	356	363	370	365	412	16%	13%	1,382	1,510	9%
Less: Investment expense	5	6	5	6	7	40%	17%	17	24	41%

Total net investment income (loss)	$351	$357	$365	$359	$405	15%	13%	$1,365	$1,486	9%

Investment yield, before-tax [2]	5.5%	5.5%	5.5%	5.3%	5.8%	0.3	0.5	5.5%	5.5%	—
Investment yield, after-tax [2]	4.1%	4.1%	4.1%	3.9%	4.3%	0.2	0.4	4.1%	4.1%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$27	$50	$41	$42	$72	167%	71%	$163	$205	26%
Gross losses on sale	(31)	(47)	(42)	(41)	(34)	(10%)	17%	(110)	(164)	(49%)
Impairments
Credit related	(1)	—	—	—	—	100%	—	(9)	—	100%
Other [3]	—	(14)	(23)	(4)	(4)	—	—	(1)	(45)	NM

Total impairments	(1)	(14)	(23)	(4)	(4)	NM	—	(10)	(45)	NM
Periodic net coupon settlements on credit derivatives [4]	—	—	1	1	2	—	100%	—	4	—
Other net gain (loss) [5]	(1)	16	(6)	18	(19)	NM	NM	1	9	NM

Total net realized capital gains (losses)	$(6)	$5	$(29)	$16	$17	NM	6%	$44	9	(80%)

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program and reverse repurchase agreements.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost.

These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains. In addition, the three months ended December 31, 2006 includes a before-tax benefit of $10 received from the WorldCom security settlement and a before-tax loss of $24 from the sale of Omni.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEARS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2005	2006	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income
Fixed maturities [1]
Taxable	$5	$4	$2	$3	$11	120%	NM	$13	$20	54%

Total fixed maturities	5	4	2	3	11	120%	NM	13	20	54%

Equities
Available-for-sale	—	—	—	—	1	—	—	—	1	—
Held for trading	—	—	—	—	—	—	—	—	—	—

Total equities	—	—	—	—	1	—	—	—	1	—
Other [2]	—	—	—	—	—	—	—	8	—	(100%)

Total net investment income	$5	$4	$2	$3	$12	140%	NM	$21	$21	—

Net Realized Capital Gains (Losses)

Other net gain (loss) [3]	$—	$—	$—	$—	$—	—	—	(2)	—	100%

[1]	Includes income on short-term bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income. The amortization period concluded on June 30, 2005.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	December 31,		March 31,		June 30,		September 30,		December 31,
	2005		2006		2006		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$76,440	71.5%	$75,719	69.6%	$76,054	68.6%	$78,705	68.5%	$80,755	67.8%
Equity securities, at fair value
Available-for-sale [2]	1,461	1.4%	1,539	1.4%	1,568	1.4%	1,594	1.4%	1,739	1.4%
Held for trading	24,034	22.5%	26,057	23.9%	26,916	24.3%	27,863	24.3%	29,393	24.7%

Total equity securities, at fair value	25,495	23.9%	27,596	25.3%	28,484	25.7%	29,457	25.7%	31,132	26.1%
Policy loans, at outstanding balance	2,016	1.9%	2,007	1.9%	2,110	1.9%	2,057	1.8%	2,051	1.7%
Mortgage loans, at cost	1,731	1.6%	2,145	2.0%	2,555	2.3%	2,742	2.4%	3,318	2.8%
Limited partnerships	668	0.6%	774	0.7%	946	0.9%	1,095	1.0%	1,244	1.0%
Other investments	585	0.5%	578	0.5%	682	0.6%	668	0.6%	673	0.6%

Total investments	$106,935	100.0%	$108,819	100.0%	$110,831	100.0%	$114,724	100.0%	$119,173	100.0%
Less: Equity securities held for trading	24,034	22.5%	26,057	23.9%	26,916	24.3%	27,863	24.3%	29,393	24.7%

Total investments excluding trading securities	$82,901	77.5%	$82,762	76.1%	$83,915	75.7%	$86,861	75.7%	$89,780	75.3%

HIMCO managed third party accounts	$4,710		$4,849		$5,283		$6,828		$7,157

Asset-backed securities (“ABS”)	$7,878	10.3%	$7,867	10.4%	$8,008	10.5%	$7,620	9.7%	$7,925	9.8%
Commercial mortgage-backed securities (“CMBS”)	13,002	17.0%	13,224	17.5%	13,588	17.9%	15,027	19.1%	16,666	20.6%
Collateralized mortgage obligation (“CMO”)	990	1.3%	1,003	1.3%	1,227	1.6%	1,295	1.6%	1,308	1.6%
Corporate	34,018	44.5%	34,012	44.9%	33,828	44.5%	35,123	44.6%	35,891	44.6%
Government/Government agencies — Foreign	1,467	1.9%	1,429	1.9%	1,240	1.6%	1,133	1.4%	1,294	1.6%
Government/Government agencies — U.S.	898	1.2%	1,014	1.3%	1,583	2.1%	1,352	1.7%	846	1.0%
Mortgage-backed securities (“MBS”) — agency	3,861	5.0%	2,963	3.9%	2,849	3.8%	2,717	3.5%	2,702	3.3%
Municipal — taxable	1,199	1.6%	1,139	1.5%	1,147	1.5%	1,268	1.6%	1,344	1.7%
Municipal — tax-exempt	11,019	14.4%	10,841	14.3%	10,550	13.9%	11,086	14.1%	11,062	13.7%
Redeemable preferred stock	45	0.1%	41	0.1%	38	—	40	0.1%	36	—
Short-term	2,063	2.7%	2,186	2.9%	1,996	2.6%	2,044	2.6%	1,681	2.1%

Total fixed maturities [1]	$76,440	100.0%	$75,719	100.0%	$76,054	100.0%	$78,705	100.0%	$80,755	100.0%

AAA	$19,837	26.0%	$20,197	26.7%	$21,098	27.7%	$22,421	28.6%	$23,629	29.2%
AA	10,143	13.3%	10,299	13.6%	10,556	13.9%	10,520	13.4%	10,298	12.8%
A	18,914	24.7%	18,544	24.5%	18,196	23.9%	18,059	22.9%	18,251	22.6%
BBB	16,892	22.1%	16,575	21.9%	15,605	20.5%	16,700	21.2%	17,655	21.9%
U.S. Government/Government agencies	5,686	7.4%	4,926	6.5%	5,597	7.4%	5,782	7.3%	5,507	6.8%
BB & below	2,905	3.8%	2,992	3.9%	3,006	4.0%	3,179	4.0%	3,734	4.6%
Short-term	2,063	2.7%	2,186	2.9%	1,996	2.6%	2,044	2.6%	1,681	2.1%

Total fixed maturities [1]	$76,440	100.0%	$75,719	100.0%	$76,054	100.0%	$78,705	100.0%	$80,755	100.0%

[1]	Includes $298, $164, $224, $376 and $404 in Corporate at December 31, 2005, March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, respectively, of which $89, $97, $150, $271 and $397, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $40 and $55 in Corporate at September 30, 2006 and December 31, 2006, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	December 31,		March 31,		June 30,		September 30,		December 31,
	2005		2006		2006		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$50,812	63.7%	$50,571	61.7%	$50,453	60.6%	$51,869	60.3%	$53,173	59.4%
Equity securities, at fair value
Available-for-sale	800	1.0%	820	1.0%	772	0.9%	771	0.9%	811	0.9%
Held for trading	24,034	30.1%	26,057	31.8%	26,916	32.3%	27,863	32.4%	29,393	32.9%

Total equity securities, at fair value	24,834	31.1%	26,877	32.8%	27,688	33.2%	28,634	33.3%	30,204	33.8%
Policy loans, at outstanding balance	2,016	2.5%	2,007	2.4%	2,110	2.5%	2,057	2.4%	2,051	2.3%
Mortgage loans, at cost	1,513	1.9%	1,920	2.3%	2,269	2.7%	2,451	2.9%	2,909	3.3%
Limited partnerships	431	0.6%	491	0.6%	581	0.7%	679	0.8%	794	0.9%
Other investments	178	0.2%	149	0.2%	250	0.3%	241	0.3%	283	0.3%

Total investments	$79,784	100.0%	$82,015	100.0%	$83,351	100.0%	$85,931	100.0%	$89,414	100.0%
Less: Equity securities held for trading	24,034	30.1%	26,057	31.8%	26,916	32.3%	27,863	32.4%	29,393	32.9%

Total investments excluding trading securities	$55,750	69.9%	$55,958	68.2%	$56,435	67.7%	$58,068	67.6%	$60,021	67.1%

ABS	$6,792	13.4%	$6,784	13.4%	$6,929	13.7%	$6,574	12.7%	$6,725	12.6%
CMBS	9,367	18.4%	9,552	18.9%	9,745	19.3%	10,660	20.6%	11,875	22.3%
CMO	862	1.7%	870	1.7%	983	2.0%	1,010	1.9%	1,004	1.9%
Corporate	24,812	48.8%	24,648	48.7%	24,235	48.0%	25,166	48.5%	25,572	48.1%
Government/Government agencies — Foreign	765	1.5%	746	1.5%	579	1.2%	488	0.9%	689	1.3%
Government/Government agencies — U.S.	649	1.3%	806	1.6%	1,226	2.4%	1,011	1.9%	661	1.2%
MBS — agency	2,757	5.4%	2,147	4.2%	2,080	4.1%	1,969	3.8%	1,903	3.6%
Municipal — taxable	991	2.0%	942	1.9%	955	1.9%	1,067	2.1%	1,144	2.2%
Municipal — tax-exempt	2,466	4.9%	2,407	4.8%	2,346	4.7%	2,476	4.8%	2,495	4.7%
Redeemable preferred stock	17	—	16	—	15	—	16	—	13	—
Short-term	1,334	2.6%	1,653	3.3%	1,360	2.7%	1,432	2.8%	1,092	2.1%

Total fixed maturities	$50,812	100.0%	$50,571	100.0%	$50,453	100.0%	$51,869	100.0%	$53,173	100.0%

AAA	$10,746	21.1%	$11,010	21.8%	$11,707	23.2%	$12,362	23.8%	$13,301	25.0%
AA	6,490	12.8%	6,714	13.3%	6,914	13.7%	6,848	13.2%	6,584	12.4%
A	13,865	27.3%	13,568	26.8%	13,235	26.2%	13,024	25.1%	13,193	24.8%
BBB	12,490	24.6%	12,180	24.1%	11,336	22.5%	12,241	23.6%	12,909	24.3%
U.S. Government/Government agencies	4,232	8.3%	3,797	7.5%	4,252	8.4%	4,221	8.1%	3,947	7.4%
BB & below	1,655	3.3%	1,649	3.2%	1,649	3.3%	1,741	3.4%	2,147	4.0%
Short-term	1,334	2.6%	1,653	3.3%	1,360	2.7%	1,432	2.8%	1,092	2.1%

Total fixed maturities	$50,812	100.0%	$50,571	100.0%	$50,453	100.0%	$51,869	100.0%	$53,173	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	December 31,		March 31,		June 30,		September 30,		December 31,
	2005		2006		2006		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$25,330	94.3%	$24,984	93.8%	$25,377	93.1%	$26,460	93.2%	$27,178	92.8%
Equity securities, available-for-sale, at fair value	661	2.5%	719	2.7%	796	2.9%	783	2.8%	873	3.0%
Mortgage loans, at cost	218	0.8%	225	0.8%	286	1.1%	291	1.0%	409	1.4%
Limited partnerships	237	0.9%	283	1.1%	365	1.3%	416	1.5%	450	1.5%
Other investments	407	1.5%	429	1.6%	432	1.6%	427	1.5%	390	1.3%

Total investments	$26,853	100.0%	$26,640	100.0%	$27,256	100.0%	$28,377	100.0%	$29,300	100.0%

ABS	$1,086	4.3%	$1,083	4.4%	$1,079	4.3%	$1,046	4.0%	$1,200	4.4%
CMBS	3,635	14.3%	3,672	14.7%	3,843	15.1%	4,367	16.5%	4,791	17.6%
CMO	128	0.5%	133	0.5%	244	1.0%	285	1.1%	304	1.1%
Corporate	9,026	35.6%	9,250	37.0%	9,480	37.4%	9,768	36.9%	10,060	37.2%
Government/Government agencies — Foreign	702	2.8%	683	2.7%	661	2.6%	645	2.4%	605	2.2%
Government/Government agencies — U.S.	249	1.0%	208	0.8%	357	1.4%	341	1.3%	185	0.7%
MBS — agency	1,104	4.4%	816	3.3%	769	3.0%	748	2.8%	799	2.9%
Municipal — taxable	208	0.8%	197	0.8%	192	0.8%	201	0.8%	200	0.7%
Municipal — tax-exempt	8,553	33.8%	8,434	33.8%	8,204	32.3%	8,610	32.5%	8,567	31.5%
Redeemable preferred stock	28	0.1%	25	0.1%	23	—	24	0.1%	23	0.1%
Short-term	611	2.4%	483	1.9%	525	2.1%	425	1.6%	444	1.6%

Total fixed maturities	$25,330	100.0%	$24,984	100.0%	$25,377	100.0%	$26,460	100.0%	$27,178	100.0%

AAA	$9,080	35.9%	$9,181	36.8%	$9,385	37.0%	$10,054	38.1%	$10,321	38.1%
AA	3,563	14.1%	3,528	14.1%	3,584	14.1%	3,577	13.5%	3,583	13.2%
A	4,974	19.6%	4,926	19.7%	4,914	19.4%	4,952	18.7%	4,950	18.2%
BBB	4,398	17.4%	4,394	17.6%	4,267	16.8%	4,453	16.8%	4,733	17.4%
U.S. Government/Government agencies	1,454	5.7%	1,129	4.5%	1,345	5.3%	1,561	5.9%	1,560	5.7%
BB & below	1,250	4.9%	1,343	5.4%	1,357	5.3%	1,438	5.4%	1,587	5.8%
Short-term	611	2.4%	483	1.9%	525	2.1%	425	1.6%	444	1.6%

Total fixed maturities	$25,330	100.0%	$24,984	100.0%	$25,377	100.0%	$26,460	100.0%	$27,178	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	December 31, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$12,601	$12,500	$(101)	$17,986	$17,704	$(282)
Greater than three months to six months	1,261	1,242	(19)	5,143	5,013	(130)
Greater than six months to nine months	1,239	1,210	(29)	1,061	1,036	(25)
Greater than nine months to twelve months	1,992	1,959	(33)	3,001	2,907	(94)
Greater than twelve months	15,402	14,911	(491)	5,053	4,826	(227)

Total	$32,495	$31,822	$(673)	$32,244	$31,486	$(758)

BIG [4] and Equity AFS [3] Securities

Three months or less	$631	$624	$(7)	$686	$657	$(29)
Greater than three months to six months	52	50	(2)	252	242	(10)
Greater than six months to nine months	128	122	(6)	170	165	(5)
Greater than nine months to twelve months	128	124	(4)	89	85	(4)
Greater than twelve months	573	529	(44)	353	309	(44)

Total	$1,512	$1,449	$(63)	$1,550	$1,458	$(92)

[1]	As of December 31, 2006, fixed maturities represented $663 or 99%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of December 31, 2006 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset-backed. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of December 31, 2006 and December 31, 2005, for which management’s best estimate of future cash flows adversely changed during the reporting period for which an impairment has not been recorded. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2006 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	December 31, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$8,462	$8,392	$(70)	$11,416	$11,234	$(182)
Greater than three months to six months	999	985	(14)	3,551	3,465	(86)
Greater than six months to nine months	934	912	(22)	861	843	(18)
Greater than nine months to twelve months	1,186	1,166	(20)	2,123	2,057	(66)
Greater than twelve months	9,952	9,635	(317)	3,236	3,086	(150)

Total	$21,533	$21,090	$(443)	$21,187	$20,685	$(502)

BIG and Equity AFS Securities

Three months or less	$391	$387	$(4)	$381	$363	$(18)
Greater than three months to six months	26	25	(1)	127	123	(4)
Greater than six months to nine months	57	53	(4)	121	117	(4)
Greater than nine months to twelve months	74	71	(3)	71	68	(3)
Greater than twelve months	410	371	(39)	270	230	(40)

Total	$958	$907	$(51)	$970	$901	$(69)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	December 31, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$3,954	$3,923	$(31)	$6,554	$6,454	$(100)
Greater than three months to six months	250	245	(5)	1,580	1,536	(44)
Greater than six months to nine months	305	298	(7)	190	183	(7)
Greater than nine months to twelve months	800	787	(13)	861	833	(28)
Greater than twelve months	5,446	5,272	(174)	1,812	1,735	(77)

Total	$10,755	$10,525	$(230)	$10,997	$10,741	$(256)

BIG and Equity AFS Securities

Three months or less	$232	$229	$(3)	$305	$294	$(11)
Greater than three months to six months	26	25	(1)	125	119	(6)
Greater than six months to nine months	71	69	(2)	49	48	(1)
Greater than nine months to twelve months	54	53	(1)	18	17	(1)
Greater than twelve months	161	156	(5)	83	79	(4)

Total	$544	$532	$(12)	$580	$557	$(23)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2006

	LIFE
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

Financial services	$7,537	8.4%
Utilities	3,179	3.6%
Technology and communications	3,038	3.4%
Consumer cyclical	2,406	2.7%
Consumer non cyclical	2,373	2.7%
Basic industry	2,069	2.3%
Capital goods	1,946	2.2%
Energy	1,288	1.4%
Other	1,165	1.3%
Transportation	571	0.6%

Total	$25,572	28.6%

TOP TEN EXPOSURES BY ISSUER [2]

General Electric Company	$270	0.3%
HSBC Holdings PLC	251	0.3%
AT&T Inc.	240	0.3%
UBS AG	239	0.3%
Citigroup Inc.	236	0.3%
Bank of America Corp.	227	0.2%
The Royal Bank of Scotland Group PLC	215	0.2%
Merrill Lynch & Co., Inc.	207	0.2%
Barclays PLC	198	0.2%
ABN AMRO Holding N.V.	196	0.2%

Total	$2,279	2.5%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$2,755	9.4%
Utilities	1,534	5.2%
Technology and communications	1,236	4.2%
Consumer non cyclical	1,125	3.8%
Consumer cyclical	928	3.2%
Basic industry	778	2.7%
Capital goods	703	2.4%
Energy	536	1.8%
Other	301	1.0%
Transportation	164	0.6%

Total	$10,060	34.3%

State of California	$250	0.8%
New York City, NY	227	0.8%
State of Georgia	211	0.7%
State of Massachusetts	199	0.7%
The Goldman Sachs Group, Inc.	193	0.7%
State of Illinios	192	0.7%
State of Louisiana	146	0.5%
Morgan Stanley	124	0.4%
Merrill Lynch & Co., Inc.	123	0.4%
Houston, TX	118	0.4%

Total	$1,783	6.1%

	CONSOLIDATED [1]
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$10,505	8.9%
Utilities	4,717	4.0%
Technology and communications	4,283	3.6%
Consumer non cyclical	3,502	2.9%
Consumer cyclical	3,339	2.8%
Basic industry	2,852	2.4%
Capital goods	2,659	2.2%
Energy	1,831	1.5%
Other	1,466	1.2%
Transportation	737	0.6%

Total	$35,891	30.1%

State of California	$412	0.3%
General Electric Company	375	0.3%
UBS AG	348	0.3%
The Goldman Sachs Group, Inc.	344	0.3%
Merrill Lynch & Co., Inc.	340	0.3%
HSBC Holdings PLC	327	0.3%
State of Massachusetts	324	0.3%
AT&T Inc.	317	0.3%
State of Illinios	315	0.3%
Bank of America Corp.	297	0.2%

Total	$3,399	2.9%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.